                                                                Exhibit 10.2

*PORTIONS OF THIS ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES FIXED PRICE
CONTRACT  HAVE BEEN  OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT
WHICH HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

               ENGINEERING, PROCUREMENT AND CONSTRUCTION SERVICES
                              FIXED PRICE CONTRACT

                                     BETWEEN

                               DELTA-T CORPORATION

                                       AND

                                NEDAK Ethanol LLC

                                 August 9, 2006

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INDEX

SECTION                                                              PAGE NUMBER
-------                                                              -----------
 1.  DEFINITIONS

 2.  DELTA-T'S SCOPE OF WORK

 3.  INFORMATION, GOODS AND SERVICES TO BE PROVIDED BY OWNER

 4.  INTERFACE AND SITE CONDITIONS

 5.  SCHEDULE

 6.  CHANGES

 7.  FINAL ACCEPTANCE

 8.  PAYMENT

 9.  RIGHT OF OWNER AND DELTA-T TO SUSPEND WORK OR TERMINATE

10. SAFETY AND SECURITY

11. PROJECT EXECUTION

12. WARRANTY

13. TRANSFER  OF TITLE  AND  RISK OF LOSS

14. INSURANCE

15. INDEMNITIES

16. LIMITATIONS OF LIABILITY

17. CONFIDENTIALITY

18. DISPUTE RESOLUTION

19. FORCE MAJEURE

20. GENERAL PROVISIONS

21. RIGHT TO TERMINATE/LIMITED OBLIGATION TO PROCEED PRIOR TO FINANCIAL CLOSING

List of Exhibits

A. Scope of Work
B. Commercial Terms
C. Performance Test Protocol
D. Performance Guarantees
E. Mechanical  Completion, Comissioning, Startup
F. Project  Schedule
G. Insurance
H. Non-Disclosure  Agreement
I. List of  Competitors
J. Work Prior to Financial Closing

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               Engineering, Procurement and Construction Services
                              FIXED PRICE CONTRACT

                               GENERAL CONDITIONS

     THIS CONTRACT, IS made effective the 9th day of August, 2006 by and between
NEDAK  Ethanol LLC a limited  liability  company  organized and acting under and pursuant to the laws of Nebraska  and having its main place of business at 87590
Hillcrest Road, P.O. Box 391, Atkinson,  Nebraska 68713 (hereinafter  called the
"Owner") and Delta-T Corporation,  a corporation  organized and acting under and pursuant to the laws of the  Commonwealth  of Virginia and having its main place of business at 323 Alexander Lee Parkway,  Williamsburg,  VA 23185, (hereinafter called  "Delta-T").  Owner and  Delta-T  may  sometimes  be  referred  to herein individually as a "Party" or jointly as the "Parties."

                              W I T N E S S E T H:

     WHEREAS, Delta-T is engaged in the performance of engineering,  procurement and construction  services;  and, WHEREAS,  Owner desires Delta-T to furnish and perform  certain  engineering,  procurement  and  construction  services  in the design,  development,  construction,  commissioning,  and  start-up  of a 44 MGY ethanol production facility in Nebraska. NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions herein contained,  it is agreed as follows:

1.  Defined Terms and Order of Precedence

     1.1 Defined Terms: The following words,  when  capitalized,  shall have the meanings set forth below:

          1.1.1 Commissioning: "Commissioning" means checking and preparation of the Plant for operation,  functional control loop checking,  interlock testing,  system purging and utility  system  startups to confirm that the Plant is ready for Startup, as described in Exhibit E.

          1.1.2 Confidential Information:  "Confidential  Information" means all of the following  information delivered by Delta-T to Owner under this
          Contract: (a) all of the provisions of this Contract and its Exhibits, especially  but not limited to the provisions  concerning

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          pricing and guarantees,  financial  information,  vendor lists,  price lists,  cost  data,  and other  business  and  commercially  sensitive information,  and (b) all  technical  information,  including  without
          limitation,   drawings,  designs,   methodology,   processes,  models,
          inventions,  specifications,  plant or  equipment  test and  operating data, improvements,  processes, and other technical information of any kind,  whether or not patented or patentable and whether embodied in a drawing or in equipment or any other physical  thing.  Notwithstanding the foregoing,  Confidential  Information does not include information which the Owner can  demonstrate by documentary  evidence:  (a) was in its  possession  prior to receipt from Delta-T;  (b) appears in issued patents or printed  publications  in integrated  form or is in general use in the trade  without  violation  by Owner of this  Agreement,  or violation by any other party of an  obligation  not to disclose it; or
          (c) is disclosed to Owner by a third party who is under no  obligation not to disclose it.

          1.1.3  Contract:   "Contract"  means  these  General  Conditions,  the
          attached  Exhibits A through  I, and all  additions  or  modifications thereto made in accordance with Section 20.2 below.

          1.1.4 Contract Sum:  "Contract Sum" means the sum set forth in Section
          8.1 below,  or such greater or lesser  amount as may be  determined in accordance with Section 6 below.

          1.1.5 Delta-T's Project Manager: "Delta-T's Project Manager" means the individual  designated  from time to time by  Delta-T  in  writing  as having the responsibilities described at Section 11.1 below.

          1.1.6 Date of Commencement:  "Date of Commencement"  means the date of commencement  of this  Contract,  which shall be the later of the date that it has been  executed by both  Parties,  or the date that Delta-T has received the payment due at the Date of Commencement  according to the payment schedule set forth in Exhibit B.

          1.1.7 Day: "Day" means calendar day.

          1.1.8 Delta-T Technology:  "Delta-T Technology" means all Confidential
          Information  included  in the  information,  designs  and  information embodied in all  drawings,  software

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          or other documents  delivered by Delta-T to Owner under this Contract, or embodied in the Plant or, Equipment.

          1.1.9 Equipment:  "Equipment" means the equipment described at Exhibit
          A.

          1.1.10 Final Completion: "Final Completion" means that (i) Delta-T has
          completed  its  obligations   under  the  Performance   Test  protocol
          described  at  Exhibit C and any  right to cure that it may  choose to exercise under Exhibit D, or that  completion of such  obligations has been  waived by Owner in writing or by passage of time as  provided at
          Section  7.5 below,  (ii) all of the items on the Punch List signed by both Owner and Delta-T have been corrected and (iii) all lien waivers, or affidavits, required under Section 8.5 have been delivered and (iv)
          all drawings and other documents  identified on Exhibit A as documents to be delivered by Delta-T to Owner have been delivered.

          1.1.11 General Conditions:  "General Conditions" means all portions of this Contract other than the attached Exhibits.

          1.1.12 Mechanical Completion:  "Mechanical  Completion" means that the
          Plant has satisfied all of the conditions to Mechanical Completion set forth at Exhibit E.

          1.1.13  Owner's  Representative:  "Owner's  Representative"  means the individual  designated from time to time by Owner in writing as having the responsibilities described at Section 11.2 below.

          1.1.14 Performance Test:  "Performance Test" means the test defined in
          Exhibits C and D.

          1.1.15 Plant:  "Plant" means the ethanol plant to be  constructed  for
          Owner under this Contract.

          1.1.16  Punch List:  "Punch  List" means a list of all portions of the
          Work, if any, which are incomplete or do not conform to the Contract.

          1.1.17 Schedule: "Schedule" means the schedule set forth in Exhibit F, as amended  from time to time by mutual  agreement  of the  Parties in accordance with this Contract.

          1.1.18 Intentionally Left Blank.

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          1.1.19 Site Manager:  "Site Manager"  means the individual  designated from time to time in writing by Delta-T under Section 11.1 below.

          1.1.20 Startup:  "Startup" means the  commencement of operation of the
          Plant for the purposes of either  commencing the  Performance  Test or for commercial purposes, as described in Exhibit E.

          1.1.21 Work:  "Work" means the  obligations of Delta-T to be performed under this contract prior to Final Completion.

     1.2 Order of Precedence: In the event of any conflict between these General
     Conditions  and the Exhibits  hereto,  these  General  Conditions  shall be controlling.

2.  Delta-T's Scope of Work

     2.1  Description  of Work:  Delta-T shall,  in addition to its  obligations
     under  these  General  Conditions,   provide  the  Equipment  and  services
     described at Exhibit A, all in accordance with these General Conditions and the specifications set out in Exhibit A.

     2.2 Permits:  Delta-T shall, at its expense,  secure all permits identified as permits to be procured by it in Exhibit A. All other permits required by applicable law or regulation, including without limitation, permits related to  environmental  protection,  to  operation  of the  plant at  which  the
     Equipment is installed,  or activities of Owner or any of its  contractors, if any, other than Delta-T, shall be secured by Owner at Owner's expense.

     2.3 Performance and Payment Bonds:  Delta-T shall require its  construction subcontractor  to furnish bonds covering the  construction  of the Plant in
     accordance  with  the  contract   between  Delta-T  and  its   construction
     subcontractor and payment of all obligations arising under such contract in the  full  amount  of  such  contract  but  in  any  event  not  less  than
     $30,000,000.  The bonds  shall be written by a Surety  satisfactory  to the
     Owner ("Surety") and shall name NEDAK Ethanol LLC and NEDAK's  construction lender , as obligees,  as well as any other entity  reasonably  required by
     Owner. The bonds shall be written on a form acceptable to Owner and Owner's construction  lender.  Delta-T shall also require  payment and  performance bonds  or  irrevocable  letters  of  credit  for  all  equipment  suppliers providing

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     equipment  costing in excess of  $250,000.00.  Any other bonds  required by
     Owner's or Owner's  construction  lender  shall be  provided at the Owner's expense.

     2.4 Drawings:  Delta-T shall, upon completion of the Work, deliver to Owner a complete set of  appropriately  stamped or sealed ready for  construction
     plans,   specifications   or  drawings  ("Ready  for  Construction   Design
     Drawings")  required to perform the Work, as set forth under the applicable rules and regulations related to the practice of professional  engineering.
     Delta-T shall have no responsibility to provide Owner with any other plans, specifications  or drawings for work performed by Owner or its  contractors or  subcontractors.  In the event that  Delta-T is  required,  pursuant  to
     Exhibit A, to provide Owner or any of Owner's contractors or subcontractors with electronic copies of plans,  specifications  or drawings  ("Electronic
     Drawings"),  during execution of the Work, Delta-T expressly  disclaims any and all  liability  associated  with any  changes  made to such  Electronic
     Drawings.  Owner  acknowledges  and agrees that should a dispute arise with respect  to the  accuracy  of the  Electronic  Drawings  and the  Ready for
     Construction  Design  Drawings to be submitted  under this Section 2.3, the
     Ready for  Construction  Design  Drawings  shall be considered  prima facie evidence in any dispute  resolution  proceedings as set forth in Section 18 below.

     2.5  License  of Certain  Documents  and  Drawings:  Delta-T  shall  retain ownership of the copyright in, and any and all inventions and trade secrets embodied  in, the  documents  and  drawings  delivered  to Owner under this
     Contract and in all of the Delta-T  Technology,  and Owner's rights therein shall be governed by Section 17.2 below.

     2.6 Or Equal:  Whenever  in any of the  Contract  documents,  any  Section, materials,  or equipment is defined by describing a proprietary  product or by using the name of a manufacturer or vendor,  the term, "or equal" if not inserted,  will be implied.  The  specific  Section,  material or equipment mentioned  will be  understood as indicating  the type,  function,  minimum standard  of  design,  efficiency,  and  quality  desired  and  will not be construed  in  such a  manner  as to  exclude  manufacturer's  products  of comparable quality, design, and efficiency. Where a product is mentioned by the name of a manufacturer or vendor in the Contract, Delta-T will identify to Owner the names of any  products to be used in lieu of the ones named in the  documents  prior to  awarding a purchase  order.  Owner shall have the right to reject any substituted product upon ten (10) business days written notice to  Delta-T,

--------------------------------------------------------------------------------

     unless such product is critical to the  successful  completion of the Work, or is the only product available that is suitable for the purpose for which it is intended.

3.   Information, Goods and Services to Be Provided by Owner

     3.1 Specific Goods and Services: Owner shall provide the following prior to commencement  of any  Work  by  Delta-T:  (a) a  Plant  site  suitable  for construction  of the Plant,  complete  with  adequate  space for office and storage needs of Delta-T during  construction,  (b) suitable  access of the
     Plant site,  (c) utilities to the Plant boundary as necessary for Delta-T's performance  of the  Work,  (d) all  permits  and  licenses  necessary  for construction  and operation of the Plant other than those to be provided by
     Delta-T as listed on Exhibit A, and (e) evidence reasonably satisfactory to
     Delta-T that it has secured financing sufficient to permit Owner to pay all its  financial  obligations  in  connection  with  building  of the  Plant, including  payment of all amounts due to Delta-T.  Owner shall  provide the following  prior to  commencement  of the  Performance  Test: (i) personnel required  to be  trained  by  Delta-T,  at the  time(s)  needed to meet the training  plan  described  at  Exhibit A and (ii)  supplies  and  utilities required to perform Owner's obligations under Exhibits C and D.

     3.2 Other  Goods and  Services:  Owner shall also  furnish to  Delta-T,  at
     Owner's expense, all documents, drawings,  specifications,  information and services showing all existing  structures,  foundations and undergrounds in or adjacent to the Plant site that may be  relevant to  performance  of the
     Work, if any; coordinates, bench marks and base lines for the land area and locations  where  all  associated  items of  equipment,  if any,  are to be installed;  the  existence  and  location of  subsurface  obstructions  and conditions;  soil data and  subsurface  information  for  Delta-T's use for foundation  design  relevant to the Work;  adequate  arrangement  drawings, utility requirements and process connections of all those existing items of machinery and equipment of existing facilities, if any, with which the Work must interconnect or accommodate,  sufficient for Delta-T's  performance of the Work; and the specific  emission,  effluent and environmental  criteria
     and  requirements  for  the  Work;  and  all  other  documents,   drawings,
     specifications,  information and services, if any, identified as within the
     Owner's  Scope of Services in Exhibit A. Delta-T  shall be entitled to rely upon such data and design  criteria in the  performance of the Work.  Owner shall  provide all such items within the times  prescribed in the Schedule, or if no time is prescribed,  within the time reasonably  required to allow
     Delta-T to perform  its  obligations  under  this  contract.  If no

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     time is prescribed  for Owner to provide such items,  Delta-T shall provide reasonable  written notice to Owner setting forth the date such item(s) are required.  Furthermore,  Delta-T shall have the right to receive from Owner
     reasonable  written  assurance,   and  evidence  reasonably  acceptable  to
     Delta-T,  that  Owner is not  aware  of any  physical,  financial  or legal matters that would prevent Owner from fulfilling its obligations  hereunder or impede  performance  of the Parties  obligations  under this Contract in accordance  with the Schedule.  If Delta-T  becomes aware of any error in a document, drawing,  specification or other information supplied by Owner it will promptly  notify Owner of the same.  Delta-T shall,  however,  have no liability of any kind with respect to any error of which it is not actually aware.  In addition,  Owner shall be fully  responsible  for  providing all goods  and  services,  if any,  that  become  necessary  as a result of the discovery of hazardous  materials  (unless such  material were brought onto the Site by Delta-T or its  subcontractors) or materials with archeological significance.

4.  Interface and Site Conditions

     4.1  Site  Conditions:  Delta-T  has  visited  the  Work  site  and  had an opportunity to become familiar with the condition of the site as it applies to performance of the Work. If conditions are encountered at the site which were not readily  observable  by visual  inspection of the site on February
     21, 2006 or a review of the available  subsurface  information,  or (2) are unknown physical  conditions of an unusual nature,  which differ materially from those ordinarily  found to exist and generally  recognized as inherent in construction  activities of the character provided for in this Contract, or (3) differ  from  conditions  shown in any  drawing,  document  or other information,  if any,  that Owner is required  to deliver to Delta-T  under
     Section 3 above,  then notice by the observing  Party shall be given to the other Party promptly before such conditions are further disturbed and in no event later than 21 days after first  observance of the conditions.  If any such  condition  causes any increase or decrease in  Delta-T's  cost of, or time required for,  performance of any part of the Work, or any increase or decrease in any other obligation of Delta-T,  Owner shall within 21 days of issuance or receipt of notice,  as the case may be, under this Section 4.1, issue a change order in accordance with Section 6 below.

     4.2  Cooperation  with Others:  Delta-T will  cooperate  with Owner's other contractors,  if any, to facilitate  coordination of the Work with the work of others,  but any changes to the Work or

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     the Schedule required to do so shall be treated as a change under Section 6 below.  Notwithstanding  the  foregoing,  Delta-T  shall not be required to check  the  quality  or  quantity  of work  performed  by Owner or  Owner's contractors or  subcontractors,  provided,  however,  Delta-T shall confirm that any predecessor  work shall be sufficient for Delta-T's Work.  Delta-T shall  not  have  control  over or  responsibility  for  the  construction, methods, techniques, sequences or procedures, or for safety precautions and programs  used  by  Owner  or  Owner's  contractors  or  subcontractors  in connection with the Work and shall have no liability thereon.

5.  Schedule

     5.1 Schedule:  Delta-T shall use its best reasonable efforts to perform the
     Work in accordance  with the Schedule,  but it does not guarantee  that the
     Work will be  completed  according to such  Schedule.  In case of any delay other than a delay caused by Delta-T,  its  employees,  subcontractor's  or vendors for reasons  other than force  majeure  (which  shall be treated in accordance with Section 19 below), the Schedule for completion of the Work, or any part of it,  shall be  extended  by a  number  of days  equal to the actual  number of days of such  delay,  plus the number of days  reasonably required  for  demobilization  and  remobilization.  Delta-T  shall use all reasonable efforts to comply with Owner's wishes with respect to changes in
     Schedule,  but any  adjustment  requested by Owner to the Schedule shall be deemed a change  and  Delta-T  shall  have no  obligation  to slow  down or accelerate its  performance of the Work except in accordance with Section 6 below.

     5.2  Compensation to Delta-T for Delay: In the event of any delay caused by
     Owner,  its  employees,  subcontractor's  or vendors for reasons other than force majeure  exceeds,  individually  or in the  aggregate,  fourteen (14)
     days,  Delta-T shall be entitled to compensation for its unavoidable direct costs  resulting  from such delay,  including  in  particular,  but without limitation, the costs, if any, of extended site overhead and those itemized at Exhibit B.

6.  Changes

     6.1  Issuance of Change  Orders by Owner:  Owner may by its  written  order require  changes  in the Work  within  the  general  scope of the  Contract consisting of additions,

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     deletions or other  revisions which do not result in any material change in the Work,  provided that the Contract Sum and payment schedule are adjusted to  reflect  the  change in  Delta-T's  direct  costs  resulting  from such changes, plus a reasonable amount for profit, and that the time allowed for completion,  warranty  obligations,  and any other  obligations  of Delta-T affected by the changes are adjusted to cover the  consequences  to Delta-T resulting from such change.  Furthermore,  Owner shall issue a change order providing for all such adjustments when required to do so under Section 4.1 above.  The amount to be paid to Delta-T,  the effect on Schedule,  if any, and any other adjustments to the Contract will be made by mutual agreement.
     If the change, in Delta-T's  judgment,  would have a detrimental  impact on performance of the Plant,  or if the amount of the cost of the change order in dispute  exceeds 1% of the  Contract  Sum,  then  Delta-T  shall have no obligation  to proceed  with any change  until such  agreement  is reached.
     Furthermore,  Delta-T  shall in no case be  required to agree to any change requiring the handling of PCBs,  asbestos or any other hazardous  material.
     In all other  cases,  if Owner and  Delta-T  are unable to reach  agreement within fifteen (15) days of the date of Delta-T's  notice to Owner provided in accordance  with Section 6.2 below,  then Delta-T shall proceed with the change and the matter shall be resolved as provided at Section 18 below.

     6.2 Notice of Instruction Constituting a Change; Notice of Impact of Change
     Order:  If Delta-T  receives  instructions  from Owner,  which in Delta-T's opinion  constitute  a change in the Work,  Delta-T  shall so advise  Owner within five (5) business  days of receipt of such  instruction.  If Delta-T receives a change  order  under  Section  6.1 above or  becomes  aware of a constructive  change order of the type  described at Section 6.3 below,  or gives Owner a notice that an  instruction  of Owner  constitutes  a change, then Delta-T shall within ten (10) business days thereafter submit to Owner a statement of the impact of such change on Contract Sum, payment schedule,
     Schedule,  warranties,  and any other  provisions of the Contract  affected thereby.  Delta-T shall not delay  prosecution  of the Work not affected by the change.

     6.3  Constructive  Change  Orders:  Any of the  following  shall be  deemed constructive change orders: (a) a modification of applicable law, ordinance or regulation resulting in any increase in taxes or insurance premiums,  or any other cost,  payable by Delta-T or in any  government  regulated  costs that was not or should not have been reasonably anticipated by Delta-T, (b)
     any  increase  in  Delta-T's  costs due to force  majeure,  but only to the extent (i) such costs are not compensated by insurance, and (ii) the actual delay  caused by the force

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     majeure event is more than five (5) days,  and (iii) such costs include the direct costs of the force  majeure event plus fifty percent of any extended general condition costs, or (c) unknown or differing site conditions of the type described at Section 4.1 above.

7.  Commissioning, Startup, Training of Owner's Personnel, and Final Acceptance

     7.1 Mechanical  Completion and  Commissioning:  Delta-T shall give Owner at least five  calendar  days notice when Delta-T  believes  that the Work has reached  Mechanical  Completion.  Owner and  Delta-T  shall,  within  seven calendar days jointly  inspect the Work and prepare a proposed  Punch List.
     Such Punch List shall  clearly  designate  which items,  if any, need to be completed in order to reach  Mechanical  Completion.  Delta-T  shall within three (3) calendar days of receipt of the jointly  prepared Punch List mark the list to show  Delta-T's  disagreement,  if any,  with any of the  items listed by Owner,  and  return a copy of the list so  marked  and  signed by
     Delta-T to Owner.  In the event that Parties do not agree on the items that should be  included  on the Punch  List  within  three  (3)  calendar  days thereafter,  then either Party may submit the matter to disputes resolution under Section 18 below. Owner and Delta-T shall commence Commissioning upon achievement of Mechanical Completion of the Plant.

     7.2 Performance  Test:  Owner and Delta-T shall Startup the Plant and begin the  Performance  Test as soon as the  conditions  to Startup  described in
     Exhibit C have been completed.  If for any reason the  Performance  Test is not  completed  on the  first  attempt,  then  Owner  shall  allow  Delta-T reasonable  access to the  Plant to do all  things  required  to be done to achieve  Final  Completion  for a period of at least six (6)  months  after
     Startup, as provided at Exhibit D.

     7.3  Training of Owner's  Personnel:  Delta-T  shall  provide the  training described  in Exhibit A. Except as provided  otherwise  in Exhibit A, Owner shall  provide  appropriate  personnel,  and  Delta-T  shall  provide  such
     training,   at  times  mutually  agreed  by  them,   commencing   prior  to
     Commissioning  in sufficient time to prepare  Owner's  employees to perform
     Commissioning  and Startup and to perform their obligations with respect to the Performance Test.

     7.4 Use of Plant  Prior to Final  Acceptance:  Owner  may use the Plant for
     commercial  purposes on or after the achievement of Mechanical  Completion.
     If Owner  elects to use any

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     portion  of the Work for  commercial  purposes  prior to Final  Completion, however,  then it shall  allow  Delta-T  free access to the Plant to do all things required to be done to achieve Final  Completion,  including without limitation,  shut downs of the Plant,  as reasonably  necessary  including,
     without   limitation,   preparation  for  and  execution  of  one  or  more
     Performance Tests.

     7.5 Failure to Reach Final Completion for Reasons Beyond Delta-T's Control:
     Subject to the  provisions  of Section  19 below,  if for any reason  Owner fails to permit  Delta-T  access to the Plant after the date of  Mechanical
     Completion in order to permit Delta-T to do all things necessary to achieve
     Final  Completion,  or Delta-T is prevented from achieving Final Completion for reasons beyond  Delta-T's  control and such failure to permit access or prevention  of  performance  continues for an aggregate of sixty (60) days, then Final  Completion shall be deemed to occur on the sixtieth day (in the aggregate) that such access is denied or performance prevented for purposes of payment only in accordance with Section 8 below.  Delta-T shall complete the Performance Testing in accordance with Exhibit C.

8.  Payment

     8.1  Contract  Sum:  Owner will pay Delta-T  for the full and  satisfactory completion  of the Work the Contract Sum of  $61,800,000.00,  or such other sum as may be determined  in accordance  with Section 6. In addition to the sum of $61,800,000.00, Owner will pay Delta-T the sum of $10,600,000.00 for the cost of the dryer,  field-fab  tanks,  shop-fab tanks,  bulk piping and electrical  wiring *. * OMITTED  PURSUANT  TO A  REQUEST  FOR  CONFIDENTIAL
     TREATMENT WHICH HAS BEEN FILED  SEPARATELY WITH THE SECURITIES AND EXCHANGE
     COMMISSION.

     The  Contract  Sum does not  include any sales or other tax. If Delta-T is, now or in the future,  required to collect  from Owner or pay any  federal, state, local or other tax with respect to all or any part of the Work, then that amount shall be paid by Owner at Delta-T's request, in addition to the
     Contract  sum. The Contract Sum listed in this  paragraph 8.1 is contingent on the  Owner  making  the  first  payment  to  Delta-T  in the  amount  of
     $8,000,000.00  (equipment  deposits)  on or before  August 9, 2006.  In the event that the Owner  fails to make this

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     payment, a constructive  change order shall be issued to cover any increase in equipment costs.

     8.2 Payment  Terms:  Owner shall make payment in accordance  with Exhibit B and this Section 8. Delta-T  shall submit  Applications  for Payment in the form set forth at Exhibit B. Owner shall,  through Owner's  Representative, sign the  Certificate  for Payment set forth on the Application for Payment for the full payment  applied for,  unless it believes that all or any part of such amount is not then due. If Owner believes all or part of the amount requested in the Application for Payment is not then due, Owner shall amend the Certificate for Payment  contained therein by indicating the amount, if any, that it believes to be due, and shall sign the  certificate as amended and  deliver  the  certificate,  together  with  written  notice of Owner's reasons for certifying  less than the whole amount of applied for. Owner or
     Owner's construction lender shall wire transfer,  in immediately  available funds,  all amounts for which it has issued  certificates,  within the time set forth in Exhibit B, and if no time is indicated thereon,  within thirty
     (30) days of the date of its receipt of the Application  for Payment,  to a bank  account to be selected by Delta-T,  at its sole  discretion.  Owner's payment shall  constitute a Certificate  for Payment if the Certificate for
     Payment form is not executed by Owner. If Owner does not certify payment in the amount of the  Application,  and  Delta-T and Owner  cannot  agree on a revised amount within fifteen (15) days of the date of the  Certificate for
     Payment  for less than the full  amount,  then  either  Party may request a demand for arbitration in accordance with Section 18. In any case, when the reasons stated by Owner for withholding  payment of any amount for which an application  has been made are  removed,  in whole or in part,  Owner shall immediately  issue a  Certificate  for Payment for the amount  withheld and make  payment,  via wire  transfer as described in this Section 8.2, of the amount so certified. .

     8.3 Late  Payment:  Owner  shall  pay the  lesser  of 1.0% per month or the highest amount permitted by law on all sums more than 10 calendar days past due.

     8.4 Mechanic's  Lien Waivers and Indemnity:  Delta-T shall pay promptly for all valid amounts due for all materials,  labor and equipment used in or in connection  with the  performance of this Contract,  including those of its subcontractor's  and  vendors,  when bills or claims  become due, and shall indemnify  and hold  harmless  Owner  from and  against  all  claims of its subcontractors  and vendors for amounts due arising from Delta-T's  failure to

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     make any such payments,  provided that Owner gives Delta-T prompt notice of such claim and cooperates with Delta-T in defense of such claim.

     8.5 Mechanic's  Liens:  Delta-T shall keep the real property upon which the
     Plant is to be  located  free and  clear of  laborer's,  materialmen's  and mechanic's liens arising out of the performance of the Work for which Owner has made payment.  Owner shall  promptly  notify  Delta-T in writing of any lien so arising of which it has notice or  knowledge.  Delta-T shall obtain and timely  provide to Owner a partial  release of lien with respect to any partial or progress payment made to relevant  subcontractors and shall also obtain and timely  provide a complete  release of lien and general  release with respect to any  subcontract  for which full and final payment is made.
     In each case,  the release of lien may be for an amount less  amounts  that will be paid from the payment for which such release of lien is  requested.
     Delta-T shall promptly pay each  subcontractor upon receipt of payment from
     Owner of the amount invoiced that is due to such subcontractor.

     8.6 Final Payment:  Delta-T shall invoice Owner for the final amount due to it in accordance with Exhibit B.

     8.7  Construction  Lender.  Delta-T  understands  that  Owner is  obtaining construction  financing and that the financial  institution  providing such construction  financing may have certain  requirements  and  procedures for making progress and other payments to Delta-T.  Delta-T agrees to cooperate with any and all reasonable  requirements and procedures imposed by Owner's construction lender.

     8.8  Withholding  Payments.  Owner  shall be  entitled  to deduct  from any amounts  due  or  owing  by  Owner  to  Contractor  any  amounts  as may be reasonably necessary to protect owner from losses due to:

     (a)  Work  that is  damaged,  defective  or not in  conformance  with  this
     Agreement  and has not been  remedied by  Contractor  after having  written notice from Owner of such damage,  defect or  nonconformity  and Contractor having not corrected  such damage,  defect or  nonconformity  within thirty
     (30) calendar days of receiving such notice; or

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     (b) Failure of Contractor to pay Subcontractors, or for labor, materials or
     Equipment  unless a Payment Default has occurred and is continuing and then only to the extent such Work was part of the Invoice  which forms the basis of the Default Payment; or

     (c) claims  filed by third  parties  relating to or arising out of the Work against  the Owner or its  Construction  Lender  and damage to the Owner or another person or entity caused by Delta-T, its subcontractor,  or material suppliers that arise out of the Work, provided such claim or damage has not been  resolved by Delta-T  after having  written  notice from Owner of such claim or damage and Delta-T not having  corrected or resolved such claim or damage within thirty (30) days of receiving such notice.

9. Rights of Owner and Delta-T to Suspend Work or Terminate

     9.1 Owner's Right to Terminate For Cause:  Owner may terminate this Contract if:
         a. a  petition  in  bankruptcy  is filed by  Delta-T,  and such  filing materially  impacts  Delta-T's ability to perform its obligations under this  Contract,  or such a petition is filed against  Delta-T and it is not dismissed within 45 days, or

         b. Delta-T  commits a material  breach of a material  obligation  under this Contract,  or fails to make reasonable  progress toward completion of the Work, and fails to cure such breach or failure within the longer of 45 days of its  receipt  of  written  notice of such  breach or such longer time as is reasonably required to cure such breach.

     Upon such  termination  Owner may take  possession of the Work completed by
     Delta-T or delivered to the Plant site and all  materials  and Equipment at the site  acquired  for  incorporation  into the Work and owned by Owner or
     Delta-T, take assignment of all purchase orders and subcontracts related to the Work and complete the Work by whatever reasonable method Owner may deem expedient.  Owner shall permit  Delta-T access to the Plant site after such termination  as  reasonably  required  by Delta-T to remove any  equipment, trailers, supplies, goods and materials maintained by Delta-T in connection with the Work but not intended to be incorporated  into the Plant, or owned or used by any of its subcontractors  under subcontracts not to be assigned to Owner.  In the event of  termination  for any of the  reasons  set forth above, Delta-T will be liable to Owner for any reasonable costs incurred by
     Owner to complete the Work in excess of the Contract Sum  remaining

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     unpaid to Delta-T,  up to a maximum of 10% of the Contract  Sum. In case of such termination, the license granted under Section 17.2 below with respect to the Delta-T Technology  delivered prior to the date of termination shall become  effective,  no  further  payments  will be made  to  Delta-T  after termination  until the Work is completed  and upon  completion of the Work,
     Owner  shall pay Delta-T  the  balance  due under this  Contract,  less the amounts required to be paid by Owner to third parties to complete the Work, and if the  unpaid  balance  of the  Contract  Sum is less than the cost of finishing the Work,  Delta-T shall then pay such excess, up to a maximum of the amount set forth in the preceding sentence.

     9.2 Delta-T's Right to Stop Work: If Owner does not pay Delta-T amounts that Owner has certified for payment within five (5) Days after the date such payment is due, then Delta-T may, upon ten (10) Days written notice to
     Owner, stop the Work until payment of the amount owing has been received.;
     provided, however, Delta-T may not stop the Work if there is a good faith dispute regarding the amount of payment due Delta-T. If Delta-T suspends the Work under this Section 9.2, then the time allowed for completion of any of the Work shall be extended as provided at Section 5.1 above.

     9.3  Delta-T's  Right to  Terminate:  Delta-T may terminate the Contract on seven (7) Days written notice if the Work is stopped,  without fault on the part of the Delta-T or, any of its vendors or subcontractors, for more than twenty-one Days, for any of the following reasons:

         a. a  petition  in  bankruptcy  is filed  by  Owner,  and  such  filing materially  impacts Owner's  ability to perform its  obligations  under this Contract,  or such a petition is filed against Owner and it is not dismissed within forty-five (45) Days.
         b. Owner has not made  payment  within sixty (60) Days of the date due;
         or
         c. Owner  commits any other  material  breach of a material  obligation under this Contract, and fails to cure such breach within the longer of
         45 Days of its receipt of written  notice of such breach or such longer time as is reasonably required to cure such breach.

     Delta-T may terminate the Contract on seven (7) Days written  notice if the
     Work is  stopped,  without  fault on the part of the Delta-T or, any of its vendors or  subcontractors,  for more than ninety (90) Days  because of the issuance  of  any  order  of a  court  or  other  public  authority  having jurisdiction over the Site or project.

     Upon such  termination  Owner shall pay Delta-T (a) all amounts then due to it under this

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     Contract as of the date of termination, including all amounts completed but not yet invoiced,  and including the portions, if any, of such amounts that would have been held as  retainage  in  accordance  with Exhibit B, (b) all unavoidable  costs  payable  to  subcontractors  at any tier and all  other vendors related to the work,  including  reasonable fees for  cancellation, and (c) a  termination  fee  calculated as set forth in Exhibit B. For this purpose,  the amounts then due to Delta-T shall be deemed to be all amounts billed in accordance with Exhibit B up to the date of termination, plus the value of all goods delivered and services performed under this Contract and not billed as of the date of  termination.  In the event  that the  Parties cannot agree on the total amount due within thirty (30) Days of the date of
     Delta-T's  demand  for  payment   hereunder,   either  Party  may  initiate
     arbitration under Section 18.2 below.

10.  Safety and Security

     10.1  Premises:  Delta-T will keep the premises clean and free from rubbish caused by performance  of the Work and will insure that its  subcontractors do likewise.  At completion  of the Work,  Delta-T shall leave the premises clean of all debris  resulting from  performance  of the Work.  Owner shall provide  dumpsters for disposal or recycling of materials and Delta-T shall be  responsible  to  insure  that the  proper  material  is  placed  in the appropriate  dumpster.  Owner  shall  receive  the  proceeds of the sale or recycling of any salvage items or scrap from the project.

     10.2 Security:  During  construction and installation of the Work,  Delta-T will use  reasonable  means to  protect  the  Work  and all  Equipment  and materials  to be used in  connection  with the Work and located on the Work site safe from injury or defacement, within the defined battery limits, and all equipment owned or leased by Delta-T or any of its subcontractors,  and all other equipment and goods of any kind located at the Plant site for the purpose of performing the Work.

     10.3  Safety:  Delta-T  will  insure  all its labor  and  other  authorized personnel  comply with all  appropriate  safety and  security  regulations, procedures or  standards.  Delta-T shall furnish and maintain all necessary safety  equipment and training for its employees and shall  maintain a safe work site at all times.  All Work shall be  performed  in  accordance  with
     Delta-T and its primary subcontractor's safety plan.

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     10.4 Compliance with OSHA and Similar Laws and Regulations:  Owner shall at all times be solely responsible for compliance with the Occupational Safety and Health Act ("OSHA"),  and any similar state laws or  regulations,  with respect to its own employees. In particular, but without limitation,  Owner shall be responsible for claims made by any of its employees,  by reason of any personal injury or death which results from a violation of any such law or regulation.  Delta-T shall be solely  responsible  for  compliance  with
     OSHA,  and any similar state laws or  regulations,  with respect to its own employees and will require the same of its  subcontractors.  In particular, but without limitation, Delta-T shall be responsible for claims made by any of its  employees,  whether  against  Owner or  Delta-T  by  reason  of any personal  injury or death which results from a violation of any such law or regulation.  The Schedule  shall be extended as necessary to allow for cure of any unsafe  condition,  which results in a suspension of the Work, which
     is  caused  by  anyone  other  than  Delta-T,  its  agents,   employees  or
     sub-subcontractors.

11.  Project Execution

     11.1  Delta-T   Representatives:   Delta-T  will  keep  a  Project  Manager
     ("Delta-T's  Project Manager") assigned to the Work at all times during its progress,  and shall keep a Site  Manager on the Work site on a daily basis during the construction phase of the Work.  Delta-T's Project Manager shall represent Delta-T,  and written  communications  given to Delta-T's Project
     Manager  or  Delta-T's  Site  Manager  shall be as  binding  as if given to
     Delta-T itself.  All  communications  to Delta-T's  Project Manager or Site
     Manager by Owner shall be confirmed in writing upon request by Delta-T.

     11.2 Owner Representative: Owner will have at all times during the progress of the Work, a competent representative ("Owner's Representative") assigned to the Work.  Owner's  Representative  shall represent  Owner,  and written communications  given to Owner's  Representative  shall be as binding as if given to Owner itself. Owner shall have its Owner's Representative on site, or available within 24 hours, at all times during the progress of the Work.

     11.3   Project Reviews and Approvals:

         11.3.1 Reviews:  Delta-T will, as appropriate,  and  additionally  upon
         Owner's request,  issue a project progress  schedule to Owner.  Delta-T shall provide Owner each week a

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          two-week  look ahead  schedule.  Delta-T shall  participate  in weekly meetings  to  review  the  progress  of the Work at the  Work  site at
          Owner's  request  as set forth in  Exhibit  A. . Owner may  review and comment on any plan,  drawing or specification,  that Delta-T delivers to Owner.  No review or comment  made by Owner shall result in Owner's being deemed to have assumed any  responsibility  for any of the Work.
          Delta-T shall attempt to incorporate  Owner's comments where it can do
          so  without   increasing   Delta-T's   cost,  the  time  required  for
          performance,  or any of its other obligations,  but Delta-T shall have no  obligation  to suspend  work to allow time for review and  comment except as provided in the Schedule,  or to incorporate  any of Owner's comments  except  as  required  in  order  to  comply  with  Delta-T`s obligations under the Contract, or as agreed under Section 6 above.

          11.3.2  Approval  Process:  If Exhibit A or the Schedule  provides for approval  by Owner of any  portion of the Work or any  document,  then
          Owner  shall be deemed to have given its  approval  unless it delivers written notice of its  disapproval,  and the specific  reasons for its disapproval  within  the time  allowed  according  to the  Exhibit  or
          Schedule.In the event that the reason for disapproval by the reviewing
          Party results from failure of the other Party ("submitting  Party") to
          fulfill  any  of  its  obligations  under  this  Contract,   then  the
          submitting  Party  shall  correct  the  work  or  document   requiring
          correction and resubmit it for review.  The reviewing Party shall have five (5) business days, or one-half the time allowed  according to the applicable  Exhibit or  Schedule if such time is  prescribed,  for the initial  review to  approve  or  disapprove  the  resubmitted  work or document,  and it shall be deemed to have given its approval unless it delivers written notice of its  disapproval,  and the specific reasons for its  disapproval,  within  that time.  The review and  resubmittal process  shall  continue in like manner  until the  submitted  Work is approved. In the event that any disapproval results from a cause other than failure of the submitting Party to fulfill any of its obligations under this Contract,  the Schedule shall  automatically be extended as provided at Section 5.1 above.

     11.4 Subcontractors and Vendors:

         11.4.1 Notice of  Subcontractor  Selection:  Delta-T shall,  as soon as practicable  after award of the  Contract,  furnish in writing to Owner the names of persons or  entities  (including  those who are to furnish materials or equipment  fabricated  to a special  design)

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          proposed  for major  portions  of the Work.  Owner  acknowledges  that
          Delta-T,  particularly on large or fast-track  projects,  may not make final  selection of some  subcontractor  or vendors until later in the project,  and that Delta-T has the right to select  subcontractors and vendors  as long as the  selection  would  not  result in  failure  to satisfy the requirements of this Contract.  The  subcontracting of any portion of the Work,  as  described  in  Exhibit A, shall not  relieve
          Delta-T of  responsibility  for  performance  of the Work as  provided therein.  Notwithstanding the foregoing,  Delta-T shall have the right to subcontract  such portions of the Work as it shall  determine to be
          necessary  to  others  which,  in  turn,   shall  have  the  right  to
          subcontract  such  portions of the Work  assigned to them,  if any, as they shall deem necessary.

12.  Warranty

     12.1  Equipment  Warranties:  Delta-T  shall,  for the protection of Owner, assign to Owner all warranties  and guarantees  supplied by all vendors and subcontractors from who it procured goods or services incorporated into the
     Project. In addition,  Delta-T warrants to Owner that the Equipment will be free from mechanical  defects,  structural  defects and defects in material and workmanship until twelve (12) months from completion of the Performance
     Test,. OWNER'S SOLE AND EXCLUSIVE REMEDY IN CASE OF BREACH OF THIS WARRANTY
     SHALL BE REPAIR OR  REPLACEMENT  AS PROVIDED IN THIS SECTION  12.1.  If any
     defect  covered by the above  warranties is discovered  within the warranty period, Delta-T shall, subject to the provisions set forth below, repair or replace the  defective  material or  Equipment.  The  decision to repair or replace  shall be made by  Owner.  If Owner  and  Delta-T  do not  agree on whether repair or replacement is the most  appropriate  remedy,  and if the remedy  recommended by Delta-T would not impair the performance of the Work or otherwise  materially diminish the value of the Work, then Delta-T shall not be required to perform the remedy  elected by Owner  unless  Owner pays
     Delta-T the excess cost of  performing  such remedy over and above the cost of performing the remedy  recommended by Delta-T.  Delta-T shall in no case have any  liability,  under this warranty or  otherwise,  for any defect or deterioration which results from failure of Owner to provide any feedstock, utilities,  or other supplies,  services or conditions specified in Exhibit
     C, force majeure, improper operation or maintenance including damage caused by freezing,  foreign substance or impurity  introduced into the equipment, or any other matter not within Delta-T's control.

     12.2  Desiccant  Material:   Delta-T  warrants  that  the  molecular  sieve
     desiccant will not

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     deteriorate  due to mechanical  abrasion to such an extent as to reduce the dehydration  capacity of the molecular  sieve below the level  specified in the Performance Guarantee set forth at Exhibit D for a period of five years from  twelve  (12)  months from the  completion  of the  Performance  Test.
     OWNER'S SOLE AND EXCLUSIVE  REMEDY UNDER THIS WARRANTY SHALL BE REPLACEMENT
     OF THE  DESICCANT  MATERIAL AS PROVIDED IN THIS SECTION  12.2.  Replacement
     shall  be made at no cost to  Owner  in the  event  of a claim  under  this warranty within one year after Final Acceptance.  With respect to any claim made  thereafter,  the  desiccant  replacement  cost to Owner  shall be pro rated,  on a daily basis,  on the basis of the number of days  remaining in the last four (4) years of the warranty period. As an example,  Owner would pay 50% of the cost of replacement  desiccant if the original desiccant had to be  replaced  exactly  three  (3)  years  from the  commencement  of the warranty period (100% x 730th day/ 1460 total Days).

     12.3 Professional Services:  Delta-T warrants, for a period ending one year after Final  Acceptance,  or the last date on which Delta-T  performed work under this Contract if this Contract is terminated  for any reason prior to
     Final  Acceptance,  that the  services  provided  by it  hereunder  will be provided with reasonable  skill and care of the type normally  exercised by other design professionals under similar  circumstances.  Delta-T shall not have any  obligation  or liability  for failures or defects due to ordinary wear and tear,  corrosion or erosion, or as a result of improper operation, improper maintenance or operating conditions more severe than, or different from, those contemplated in the original design of the Work.

     12.4  Labor:  Delta-T  warrants  to Owner  that  the  labor  performed  and materials  supplied will be free from defects in workmanship and will be of good quality until twelve (12) months from  completion  of the  Performance
     Test.  OWNER'S SOLE AND EXLCUSIVE REMEDY IN CASE OF BREACH OF THIS WARRANTY
     SHALL BE REPAIR OR  REPLACEMENT  AS PROVIDED IN THIS SECTION  12.4.  If any
     defect  covered by the above  warranties is discovered  within the warranty period, Delta-T shall, subject to the provisions set forth below, repair or replace the defective workmanship.  The decision to repair or replace shall be made by Owner.  If Owner and  Delta-T do not agree on whether  repair or replacement is the most appropriate  remedy,  and if the remedy recommended by  Delta-T  would not  impair  the  performance  of the Work or  otherwise materially  diminish  the  value of the  Work,  then  Delta-T  shall not be required to perform the remedy  elected by Owner  unless Owner pays Delta-T the  excess  cost of  performing  such  remedy  over and  above the cost of performing the remedy recommended by Delta-T. Delta-T shall in no case have any  liability,  under  this

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     warranty or otherwise,  for any defect or deterioration  which results from failure of Owner to provide any feedstock,  utilities,  or other  supplies, services or  conditions  specified  in Exhibit C, force  majeure,  improper operation or  maintenance  including  damage  caused by  freezing,  foreign substance or impurity  introduced  into the equipment,  or any other matter not within Delta-T's control

     12.5 Process Warranty:  Delta-T warrants that the Plant will perform as set forth in Exhibit D during the Performance Test.  Delta-T shall not have any obligation  or liability  for failures or defects due to ordinary  wear and tear, corrosion or erosion, or as a result of improper operation,  improper maintenance or operating  conditions  more severe than, or different  from, those  contemplated  in the original  design of the Work.  OWNER'S SOLE AND
     EXCLUSIVE  REMEDY  FOR  BREACH OF THIS  WARRANTY  IS  PAYMENT BY DELTA-T OF
     LIQUIDATED DAMAGES AS SET FORTH AT EXHIBIT D.

     12.6 No Other  Warranties:  Delta-T's  sole  warranties to Owner under this
     Contract are the  warranties set forth in this Section 12 and in Exhibit D.
     OWNER HEREBY  ACKNOWLEDGES  AND AGREES THAT DELTA-T MAKES NO OTHER WARRANTY
     UNDER OR BY  VIRTUE OF THIS  CONTRACT,  WHETHER  EXPRESS  OR  IMPLIED,  AND
     WHETHER RELATED TO GOODS OR SERVICES, AND THAT DELTA-T MAKES NO WARRANTY OF
     ANY KIND TO ANYONE OTHER THAN TO OWNER.

     12.7 Notice of Warranty  Claim:  Owner shall  notify  Delta-T of any defect covered by the warranty set forth in Section 12.5 and Exhibit D as provided at Exhibit D, and shall notify  Delta-T in writing of any defect covered by any other warranty within thirty (30) Days after  discovering  such defect, and in no  case  later  than  thirty  (30)  Days  after  expiration  of the applicable warranty period.

     12.8  Performance  in Excess  of  Guarantees:  Performance  of the Plant in
     excess of the performance  guarantees  shall in no way be construed to void the warranties set forth herein.

13. Transfer of title and Risk of Loss
Title  to,  and risk of loss of,  the  Equipment  or any  part  thereof  and all materials and components  used, or to be used in the Plant,  shall pass to Owner upon delivery to the Work site.  This  provision,  however,  shall in no case be deemed  to alter  any of the  rights  or  obligations  of any

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party under any  insurance  policy  provided  under  Exhibit G, or any waiver of subrogation set forth in Section 14 below.

14. Insurance

     14.1  Required  Insurance:  Each Party shall carry the  insurance  coverage described in Exhibit G as insurance to be carried by it.

     14.2  Adjustment of Loss:  Any loss insured under property or builders risk insurance required under this Section 14 shall be adjusted by the insurance carrier with the insured as fiduciary  for the other party or parties whose interests  are insured  thereunder as their  interests may appear,  and the insured shall pay the proceeds due to them promptly. The insured shall bear the costs of the deductible, if any, under such policy.

     14.3 Waiver of  Subrogation:  Owner and Delta-T  intend that all  builder's risk policies  purchased,  or required to be purchased,  in accordance with
     Exhibit G will protect Owner,  Delta-T and all  subcontractors at any tier, and will provide primary  coverage for all losses and damages caused by the perils or causes  of loss  covered  thereby.  Owner and  Delta-T  waive all rights against each other and their  respective  subcontractors,  officers, directors,  agents and  employees of the other  arising out of or resulting from any of the perils or causes of loss  covered by such  policies and any other property  insurance  during the period prior to Final  Completion and payment of all amounts due to Delta-T under this Contact. None of the above waivers  shall  extend to the rights that any Party  making such waiver may have to the  proceeds of  insurance  held by Owner as trustee or  otherwise payable  under any policy so issued.  In addition,  Owner waives all rights against Delta-T, its subcontractors at any tier and the officers, directors and employees and agents of any of them for business  interruption  and any other consequential damages caused by, arising out of or resulting from any such  insured  perils or causes of loss or any other peril or cause of loss whether or not insured.  All policies  required under the Contract shall be endorsed to include such waivers of  subrogation,  or  confirmation of such waivers  shall  appear on the  certificates  of  insurance  required  to be delivered  under  Section 14.4 below.  Owner and the Delta-T  shall require from  each  of  their  contractors  and  subcontractors  who do work on the
     Project similar waivers,  each in favor of the other parties  enumerated in this Section.

--------------------------------------------------------------------------------

     14.4  Certificates of Insurance:  Before  commencing the Work,  Delta-T and
     Owner  shall  each  furnish  the other  with  certificates  evidencing  the coverage  required under Exhibit G from the insurance  company or companies carrying the aforesaid  coverage.  These certificates will provide that the policies may not be amended or terminated  unless at least thirty (30) days prior written notice is given to Owner and Delta-T. Failure of either Party to demand any such certificate prior to commencement of the Work shall not, however,  be deemed to relieve  any Party of its  obligation  to carry such insurance.

15.  Indemnity

     15.1 Indemnity by Delta-T for Personal Injury and Property Damage:  Delta-T
     shall  indemnify and hold harmless  Owner and its agents and employees from and against all claims made by a third party for any,  damages,  losses and expenses,  including, but not limited to attorney's fees, arising out of or resulting  from Delta-T's  performance of the Work,  provided that any such damage,  loss or expense:  (1) is attributable to bodily injury,  sickness, disease  or death,  or to injury to or  destruction  of  tangible  property
     (other than the Plant,  Equipment  or the Work itself) and (2) is caused in whole  or in  part  by  any  negligent  act or  omission  of  Delta-T,  its subcontractors,  or anyone for whose acts  Delta-T is liable.  In the event that any such damage, loss or expense was caused in part by Owner or by any other person or entity,  however, then Delta-T shall be obliged to pay only the portion of the damage, loss or expense, including reasonable attorney's fees as is attributable to its relative share of the negligence or omission which caused such damage, loss or expense.

     15.2  Indemnity  by  Delta-T  for  Intellectual  Property:  Notwithstanding
     anything to the contrary  herein,  Delta-T hereby  warrants that the Plant, and the use thereof in an application  described in the process description set forth at Exhibit A, as delivered by Delta-T under this  Contract,  when operated in accordance  with  Delta-T's  operating  instructions,  will not infringe any United States  patent,  copyright,  any trade  secret,  or any other intellectual  property right held by others.  Delta-T further agrees, upon receipt of notification from Owner of a lawsuit or claim against Owner for such an  infringement,  to promptly  defend  such claim with  competent counsel of its own choosing.  Delta-T  further  agrees,  to indemnify Owner against any  royalties,  damages,  orders,  and court  costs,  awarded by a final,  non-appealable judgment resulting from a finding of an infringement covered by this indemnity, or the settlement of a claim indemnifiable

--------------------------------------------------------------------------------

     under this Section 15.2.

     15.3  Conditions to Indemnity:  The  indemnities set forth in Sections 15.1 and 15.2 above all shall not apply to any  design,  process or product of a particular  manufacturer  or  manufacturers,  which is  specified by Owner.
     These  indemnities are valid only if (a) Owner gives notice of any claim or lawsuit for which it claims indemnity within time sufficient for Delta-T to contest such claim, (b) Owner cooperates fully and promptly with Delta-T in the  defense  thereof  at  Owner's  expense  for all items  related to such defense for time of witnesses who are employees of Owner,  costs related to travel,  production of documents,  fees for any counsel it elects to assist it in  addition to counsel  appointed  by Delta-T for defense of the claim, and (c) Delta-T has full  authority in defense of such lawsuit or claim and to settle such claim,  provided that, it pays to Owner the cost, if any, of any change in operations  resulting from such settlement.  In no case shall
     Delta-T be liable  under  Sections  15.1 or 15.2 for any amount,  including costs and  attorney's  fees, in excess of the limit set forth at Section 16 below.

     15.4 Indemnity by Owner:  Owner shall  indemnify and hold harmless  Delta-T and its agents and  employees  from and  against  all  damages,  losses and expenses,  including  but not limited to  attorney's  fees,  and arising or resulting from a claim,  order,  requirement or charge made or brought by a third  party  or  by  the  federal,  state  or  local  government,  or  any department,  agency or subdivision thereof, based, in whole or in part, on:
     (a) defects in title;  (b) Owner's  negligence;  (c)  hazardous  materials, unless  such  materials  were  brought  on  the  Site  by  Delta-T  or  its subcontractors;  (d) the existence of any substance located on or under the
     Work site,  unless such substance was brought on the Site by Delta-T or its subcontractors;  (e) a  condition  of the Work site  subject  to any law or regulation  related  to  protection  of the  environment;  or (f) any other matters  for  which  Owner  shall  have  responsibility  pursuant  to  this
     Contract. This indemnification is valid only if (a) Delta-T gives notice of any claim or lawsuit for which it claims  indemnity  within time sufficient for Owner to contest such claim, (b) Delta-T  cooperates fully and promptly with Owner in the defense  thereof at its expense for all items  related to such defense for time of  witnesses  who are  employees  of Delta-T,  costs related to travel,  production of documents, fees for any counsel it elects to assist it in addition to counsel  appointed  by Owner for defense of the claim, and (c) Owner has full authority in defense of such lawsuit or claim and to settle such claim, provided that such settlement requires payment of monetary  damages only and that Owner can,  and does,  pay the full cost of

--------------------------------------------------------------------------------

     any such settlement.

16. Limitation of Liability

In no case  shall  Delta-T  or Owner have any  liability  to the other  under or arising from any performance,  delay in performance,  or breach of this Contract for any indirect,  incidental,  reliance, punitive,  exemplary, or consequential damages (including, without limitation, lost profits, increase in costs of goods or  services  resulting  from  delay,  cost of capital or losses due to business interruption) whether based on contract,  tort or other legal theory, whether or not Delta-T had knowledge of the damages that might result,  except as expressly provided  otherwise under these General  Conditions and except in case of breach of Section 17 below,  to which this limitation  shall not apply.  Subject to the limitations set forth in this paragraph, nothing shall preclude Delta-T or Owner from  recovering  direct  damages.  Furthermore,  Delta-T's  maximum  cumulative liability for any and all direct damages under this Contract,  including without limitation liquidated damages payable Exhibit D, shall be as follows:

         1. 100% of the Contract Sum as set forth in paragraph  8.1 beginning at commencement of the Project. (For purposes of paragraph 16 only, the computation of the Contract Sum shall not include any Change  Orders as provided for in this
Agreement.)  The 100% of  Contract  Sum  maximum  liability  shall be reduced in amounts  equal to the payments  made by Owner to Delta-T  under this  Agreement.
Once the Owner has paid  Delta-T  50% of the  Contract  Sum,  Delta-T's  maximum liability  shall  remain fixed at 50% of the Contract Sum until such time as the
Plant reaches Mechanical Completion.

         2. Once the Plant  reaches  Mechanical  Completion,  Delta-T's  maximum
cumulative   liability   shall  be   reduced   to   Thirteen   Million   Dollars
($13,000,000.00),  inclusive of the Retainage provided for under this Agreement.
Delta-T's maximum liability shall remain fixed at $13,000,000.00 until such time as the Plant reaches 90% of the  Performance  Guaranty  values set forth in this
Agreement.

         3. Upon reaching 90% of the  Performance  Guaranty  amounts,  Delta-T's maximum  cumulative  liability  shall be reduced to the amount of the  Retainage which shall be released pursuant to Exhibit B.

         The  limitations  set forth in this Section shall not apply to limit or restrict  available  insurance nor shall it effect  warranty or  indemnification obligations hereunder.

17.  Confidentiality

--------------------------------------------------------------------------------

     17.1  Confidential  Information:  Owner  shall  not  use  any  Confidential
     Information  for any purpose other than the purposes  permitted  under this
     Contract and shall not use any Delta-T Technology except as permitted under
     Section 17.2. Furthermore,  Owner shall not disclose any Delta-T Technology or other  Confidential  Information to, or permit the visual  inspection of the Equipment, Plant or Work embodying any Confidential Information by, any person or entity other than its  employees  who need to have access to such data in order to operate the Plant,  any consulting  engineers  retained by
     Owner, or representatives of the construction lender unless (a) such access is required by local, state or federal regulatory authorities, or (b) it is necessary  to do so  in  order  to  maintain  or  repair  the  Plant  or to facilitate  interface of connection of the Equipment to other  equipment or facilities of Owner, and Owner has complied with the first right of refusal requirements  of Section 17.3 below;  and (c) Owner first  obtains a signed confidentiality  agreement from such person in the form attached  hereto as
     Exhibit H and  provided a copy of the same to  Delta-T.  In addition to the foregoing,  Delta-T  shall have the right to  reasonably  object to Owner's request to disclose Confidential Information to third parties. Furthermore,
     Owner  shall  not  disclose  any  Confidential  Information  to  any of its employees other than those who have been made aware of and agreed to comply with the  non-disclosure  provisions of this Section 17.1.  Owner shall not disclose  any  Confidential  Information  pursuant  to court order or other legal process  unless it is advised by its legal counsel that it is legally required to do so; it has promptly  given  Delta-T  notice of such order or process so that  Delta-T can seek to obtain a secrecy  order;  and, it uses all other  reasonable  means to ensure the  confidential  treatment of such information.  In particular, but without limitation, in no event will Owner knowingly  allow an entity  that is a  competitor  of  Delta-T  to tour the
     Plant, or to provide  maintenance or other services that would expose it to
     Delta-T Technology,  as long as there is a reasonably feasible  alternative to complete the maintenance through Delta-T or a non-competitor of Delta-T.
     A  "competitor"  for this purpose shall mean entities  listed on Exhibit I, and such other  entities as Delta-T  may advise  Owner from time to time in writing.  Owner  shall  maintain a log of each  individual  (other than its employees and  contractors) who has access to the Delta-T  Technology,  and the date and purpose for such  access.  Owner shall  provide a copy of such log to Delta-T upon request.

     17.2 License of Delta-T Technology:  Owner acknowledges that Delta-T is and shall  remain  the  sole  owner  of  the  Delta-T  Technology,  and  of the copyrights in all the  drawings,  manuals and other  documents  provided by
     Delta-T  under  this  Agreement.  Delta-T  grants to

--------------------------------------------------------------------------------

     Owner,  subject  to the  conditions  of this  Agreement,  a  non-exclusive,
     paid-up,   non-transferable   right  to  use  in  perpetuity   the  Delta-T
     TECHNOLOGY,  without  right to grant such rights to others,  solely for the purposes of:

          a. Use and operation of the Plant.

          b. Maintenance, repair, and optimization or enhancement of the Plant.

     Optimization   and   enhancement,   for   this   purpose,   shall   include
     de-bottlenecking,  but shall not include expanding the physical  dimensions of the distillation  columns and molsieve vessels  specified in the design, or adding to the  original  number of  distillation  columns  and  molsieve vessels  delivered by Delta-T under this  Contract.  Delta-T agrees that if
     Owner wishes to expand or add  distillation  columns or molsieve vessels in order to  increase  the  production  capacity of the Plant,  Delta-T  shall negotiate  in good  faith  with  Owner to agree to a grant of  rights,  and corresponding  technology fee, to allow for such expansion or addition. The right  granted  under this Section 17.2 shall  become  effective  only upon payment in full of the entire  amount due to Delta-T under Section 8 above, and Owner shall have no right to use any such Delta-T  Technology,  for any purpose other than Plant Startup and conducting the Performance  Test until the payment of all such amounts is made per the terms of this Contract.

     17.3  First  Right  of  Refusal:  Owner  shall  not  disclose  any  Delta-T
     Technology  for the purpose of maintenance or repair of the Plant to anyone other than its  employees  or other  entities  who need to have  access for
     those   purposes   unless  (a)  Owner  first   obtains  a  fully   executed
     Non-Disclosure  Agreement  in a form  identical to Exhibit H from each such person or entity who may be exposed in any way to Delta-T's  Technology and
     (b)  Owner   provides   Delta-T   with  a  copy  of  such  fully   executed
     Non-Disclosure Agreement.

18.  Dispute Resolution

     18.1 Executive Conference or Mediation:  In the event of any controversy or claim arising out of or related to this  Contract,  or the  interpretation, termination  or breach  hereof,  other than  default  in payment  due under
     Section 8 above which shall be subject to the provisions of this Section at
     Delta-T's option,  the Parties shall, upon the written request of either of them, attempt to resolve the matter by agreement of the  representatives of the Parties.  Such  representatives  shall be at least one management level above the individuals who

--------------------------------------------------------------------------------

     have had direct  responsibility  for  performance  of the Contract,  or the highest  level of management of any Party whose highest level of management has had direct  responsibility for such performance.  Such  representatives shall meet in person or by telephone or  teleconference  at least once, and shall attempt to resolve any matter raised by either of them by the written notice  requesting  such  resolution  for a period of at least  thirty (30)
     Days.  In the event that the  Parties  are unable to resolve the dispute by agreement of such representatives  within such thirty (30) Day period, then at the written request of either Party, the Parties shall submit the matter to mediation under the then current rules of mediation and  conciliation of the American Arbitration Association.  The Parties shall attempt to resolve any matter  submitted  to mediation  under this Section 18.1 within  thirty
     (30) Days after the date of delivery of the written request for mediation.

     18.2  Arbitration:  Any  controversy  or claim arising out of or related to this Contract,  or the interpretation,  termination or breach hereof, which cannot be  resolved  by mutual  agreement  of the  parties or by  mediation within the time  periods  provided at Section 18.1 above shall be submitted to binding  arbitration  in  accordance  with the  applicable  rules of the
     American  Arbitration  Association.  The  place  of  arbitration  shall  be
     Nebraska.  Neither Party shall submit any such matter to arbitration unless the parties have been unable to resolve it by mediation  for a period of at least thirty (30) days after the date of request for  mediation.  Any party who files a notice of demand for arbitration  must assert in the demand all claims then known to that party against the other.  Judgment upon any award rendered by an arbitrator or arbitrators under this Contract may be entered upon it in accordance with applicable law in any court having  jurisdiction thereof, but either party hereto shall have the right to contest such award on the grounds that it is contrary to applicable law.

     18.3 Injunctive  Relief:  Notwithstanding  the foregoing,  Delta-T may seek injunctive  relief from any court of competent  jurisdiction at any time in case of a breach of Section 17 above.

     18.4  Attorney's  Fees and Costs:  All costs,  expenses and attorney's fees resulting  from the  litigation  or  arbitration  of any claim  under  this
     Contract  shall  be paid  by the  losing  party  to the  prevailing  party, considering  the  totality of the  circumstances,  including  any offers of settlement.

19.      Force Majeure

--------------------------------------------------------------------------------

         19.1 No delay in, or failure of, performance by either Party under this
Contract will constitute default hereunder or give rise to any claim for damages if and to the extent  caused by an  occurrence  beyond the  control of the party affected, to include but not limited to, acts of governmental authority, acts of
God, strikes or other concerted acts of workmen,  fire, flood, abnormal weather, explosions, riots, war, rebellion or sabotage.

         19.2  Adjustments to all scheduled dates shall be made as a result of a delay caused by a Force Majeure Event and shall be equal to the actual number of days of delay incurred by Delta-T or its subcontractors.

20.  General Provisions

     20.1  Assignment:  Neither  Delta-T nor Owner shall  assign or transfer its duties or obligations  hereunder  without the prior written  consent of the other,  which consent  shall not be  unreasonable  withheld.  This Contract shall be binding upon and shall inure to the benefit of the Parties and the successors and permitted assigns of Owner and Delta-T.

     20.2 Entire Contract;  Waiver; Amendment:  These General Conditions and the
     attached  Exhibits  constitute the full and complete  contract  between the parties  hereto with  respect to the subject  matter  hereof.  There are no statements, agreements, understandings, representations or trade customs of any kind,  express or implied,  concerning the subject matter which are not merged  herein or superseded  hereby.  A waiver of any of the terms of this
     Contract  shall  not bind  either  party  unless  signed by one of its duly authorized  representatives.  Waiver by either  Party of any default by the other  party  hereunder  shall not be deemed a waiver by such  Party of any default by the other which may occur thereafter.  This Contract may only be modified or amended by an  agreement  in writing  executed by both  Parties hereto.

     20.3 Governing Law: The validity,  performance,  construction and effect of this Contract  shall be governed by the laws of the state in which the work is performed.

     20.4  Notices:  ALL  notices  provided  for herein  will be  considered  as properly  given if in writing and delivered  personally  or, by fax or sent properly addressed, postage pre-paid:

--------------------------------------------------------------------------------

                  If to Delta-T, to:      323 Alexander Lee Parkway
                                          Williamsburg, VA  23185  USA
                                          Attn: Robert Swain, VP & CFO

                  If to Owner, to:        Jerome Fagerland
                                          President-General Manager
                                          87590 Hillcrest Road
                                          P.O. Box 391
                                          Atkinson, Nebraska 68713

     Notices shall be deemed  effective upon actual  receipt,  or in the case of posting in the U. S. mail, on the fourth Day after mailing.

     20.5 Survival:  Sections 16, 17.1, 18, 19, and 20 shall survive termination of this Contract.

     20.6 Third Parties:  The Parties agree that this Contract is not intended by either Party to give any benefits, rights, privileges,  actions or remedies to any person, partnership,  firm or corporation (other than a Party or its permitted  assignee) as a third party  beneficiary under any theory of law.

     20.7 Equal  Bargain  and  Representation:  The  Parties  have  participated jointly in the  negotiations  and drafting of this  Contract.  In the event that an  ambiguity  or question of intent or  interpretation  arises,  this
     Contract  shall be construed as if drafted  jointly by the Parties  hereto, and no  presumption  or burden of proof shall arise favoring or disfavoring any Party by  virtue of the  authorship  of any of the  provisions  of this
     Agreement. Each of the Parties acknowledges that it has been represented by legal counsel of its own choice throughout all  negotiations,  preparation, review and  execution  of this  Contract,  and that each Party has executed this  Contract  voluntarily  and with the  consent and on the advice of any such  legal  counsel.  In  entering  into  this  Contract,  each  Party has undertaken such factual  inquiry as it has deemed  necessary and has relied solely on that  inquiry and not on  statements  or  representations  of the other Party.

21.  Proceeding before Financial Closing

     21.1 The Owner has the option to request that Delta-T initiate  engineering tasks prior to  financial  closing.  If this option is elected,  until such time as Owner notifies DELTA-T that Owner has secured financing  sufficient to permit Owner to pay all its financial

--------------------------------------------------------------------------------

     obligations in connection with building of the Plant upon terms  acceptable to Owner,  (the  "Financing"),  DELTA-T  shall only  perform  (i) the tasks described  on Exhibit J and (ii) such other  portions  of the Work as Owner may from time to time  specifically  request  and as DELTA-T may agree in a writing  signed by it to perform.  DELTA-T  shall have the right to receive from Owner  reasonable  assurance  of Owner's  ability to pay for Work that
     Owner asks it to perform prior to performing  any such Work until such time as DELTA-T shall have received  written notice from the Owner, and evidence reasonable  acceptable to DELTA-T,  that the Financing has been secured. If this option is elected,  Owner shall provide  DELTA-T a  topographical  and legal survey of the Plant site, and the amount due to DELTA-T under Exhibit
     B-3,  prior to  commencement  of Work  under  this  Section  21.  DELTA-T's commencement  of Work  under  this  Section 21 shall in no case be deemed a waiver of Owner's  obligation  to provide  the items that it is required to provide under Section 3 above prior to performing  Work other than the Work described on Exhibit J.

     21.2 If DELTA-T does not receive  notice that Financing has been secured on or before  September 15, 2006, then DELTA-T may terminate this Agreement at any time thereafter without penalty or expense of any kind upon at least 30 days'  written  notice  of its  intent  to  terminate.  In such  case,  the termination  shall become  effective at the end of the notice period unless
     DELTA-T  receives  notice of  Owner's  receipt  of  Financing  prior to the effective date of termination. Upon termination under this Section, Owner's rights in the DELTA-T technology under Section 17.2 above shall immediately cease, and Owner shall return all documents and other materials  containing any such  technology  to DELTA-T and certify to DELTA-T in writing  that it
     has  done  so.  Upon  such  termination,   neither  Party  shall  have  any
     obligations to the other under this Agreement  (except for such obligations as survive under Section 20 above), except that Owner shall be obligated to pay  DELTA-T  for all  Work  performed  by  DELTA-T  prior  to date of such termination.

WITNESS WHEREOF,  the parties hereto have executed this Contract to be effective on the 9th day of August, 2006.

DELTA -T CORPORATION                                NEDAK ETHANOL, LLC

--------------------------------------------------------------------------------

BY: /s/ James Callahan                              BY: /s/ Everett Vogel
    ------------------                                  -----------------
JAMES CALLAHAN, VP OF OPERATIONS                    EVERETT VOGEL, CHAIRMAN

                                                    BY: /s/ Robin Olson
                                                    ROBIN OLSON
                                                    CHAIRMAN OF ENERGY AND
                                                    DESIGN COMMITTEE

                                                    BY: /s/ Jerome Fagerland
                                                    JEROME FAGERLAND, PRESIDENT

--------------------------------------------------------------------------------

                                    EXHIBIT A
                                  SCOPE OF WORK

                  A.1      DELTA-T'S SCOPE OF SERVICES

                  A.2      DELTA-T TECHNICAL SPECIFICATIONS

                  A.3      OWNER'S SCOPE OF SERVICES

--------------------------------------------------------------------------------

A.1      DELTA-T SCOPE OF SERVICES
*THE  PORTIONS OF THIS  EXHIBIT A.1 MARKED  WITH AN ASTERISK  HAVE BEEN  OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.       PROJECT SCOPE DIVISION OVERVIEW & BASE CONTRACT QUANTITIES

----------------------------------------------------------------- ----------------- -------------- -------------------
Engineering & Support Services                                          Unit          Qty/Size        Provided By
----------------------------------------------------------------- ----------------- -------------- -------------------
    Process design, know how and technology license                   Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Preliminary design                                                Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Technical data for environmental permits                          Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Detailed Engineering Design                                       Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Site general arrangement design                                   Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Site Engineering (ie. foundations, grading, lagoon)               Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Structural Design (ie. steel equip. supports, bldgs.)             Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Prepare and file for environmental permits                        Lump Sum            -              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Prepare/file all required federal/state/local permits             Lump Sum            -              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Construction/Equipment Supply/Performance and Payment Bonds          -                -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------

----------------------------------------------------------------- ----------------- -------------- -------------------
Site Services
----------------------------------------------------------------- ----------------- -------------- -------------------
    Provide soils testing and geotechnical evaluation                 Lump Sum            -              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Provide topographic and legal surveys                             Lump Sum            -              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Provide cleared, ready to build, site                             Lump Sum            -              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Site grading and earthwork                                        Lump Sum            -              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Concrete Work including foundations/slabs                         Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    (2) On-site wells for process and potable water                 Depth in ft     Max 200 ft ea        OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Septic tank and/or sanitary sewer system                          Lump Sum            -              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Roadways at plant site:
----------------------------------------------------------------- ----------------- -------------- -------------------
         Total Length                                              Max linear ft        2000            DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
         Roadbed Preparation                                       Max linear ft        2000            DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
         Roadbed Maintenance during construction                   Max linear ft        2000            DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
         Concrete Overlay                                          Max linear ft                        DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Rail spur:
----------------------------------------------------------------- ----------------- -------------- -------------------
         Rail Spur                                                 Est linear ft                         OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
         Rail Scale                                                     EACH                             OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
         Main rail switch(es)                                           EACH                             OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
         Spur Switch(es)                                                EACH                             OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
         Rail Cars stacked at each loading point                      Lump Sum                           OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Other Services:
----------------------------------------------------------------- ----------------- -------------- -------------------
         Truck Scale                                                    EACH              1             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
         CO2 Plant (Owner's option)                                     PKG             None               -
----------------------------------------------------------------- ----------------- -------------- -------------------
         O2 reduction equipment (Owner's option)                                                           -
----------------------------------------------------------------- ----------------- -------------- -------------------
         LPG Storage & Equipment                                        PKG               1              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------

----------------------------------------------------------------- ----------------- -------------- -------------------
Equipment
----------------------------------------------------------------- ----------------- -------------- -------------------
----------------------------------------------------------------- ----------------- -------------- -------------------
    All required process equipment not specified                      Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Process equipment installation and consumables                    Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Utility equipment & systems
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------

--------------------------------------------------------------------------------

----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *              OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------- ----------------- -------------- -------------------
    Utility equipment installation (except as noted)                  Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Piping materials (incl fittings, flanges, etc.)                   Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Piping installation labor and supplies                            Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Electrical & instrumentation materials and supplies               Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Electrical & instrumentation installation                         Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Control System hardware and panels                                Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Control system software and programming                           Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Main fire loop w/ water storage, pump house, pump                 Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------
    Fire sprinkler systems per applicable codes                       Lump Sum            -             DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------

----------------------------------------------------------------- ----------------- -------------- -------------------

----------------------------------------------------------------- ----------------- -------------- -------------------
Buildings
----------------------------------------------------------------- ----------------- -------------- -------------------
    Administration                                                     Sq. ft           2000             OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    Maintenance                                                        Sq. ft           3000             OWNER
----------------------------------------------------------------- ----------------- -------------- -------------------
    All other buildings as needed per process design                   Sq. ft          Varies           DELTA-T
----------------------------------------------------------------- ----------------- -------------- -------------------

----------------------------------------------------------------- ----------------- -------------- -------------------
Storage Capacity (at nominal design operating rate)
----------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                    *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
    *
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *                *
---------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                    *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                    *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                    *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                    *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                    *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
    *
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                               *                *                *
----------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                    *                *                *
----------------------------------------------------------------------------------------------------------------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------- ----------------- -------------- -------------------
General Capabilities
----------------------------------------------------------------- ----------------- -------------- -------------------
    Feedstock handling data:
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                                                *                -
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                                                *                -
----------------------------------------------------------------- ----------------- -------------- -------------------
         *                                                                                *                -
----------------------------------------------------------------- ----------------- -------------- -------------------
    *                                                                                     *                -
----------------------------------------------------------------------------------------------------------------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
----------------------------------------------------------------------------------------------------------------------

Quantities and size  information is  subjective.  They will be finalized,  along with plant options and cost, during negotiations.

--------------------------------------------------------------------------------

2.   DELTA-T DETAILED PROJECT SCOPE DEFINITION

     ENGINEERING AND PROCUREMENT

         Delta-T to be responsible  for process  design,  procurement and detail construction engineering for the Plant, consisting of:

        o        Process design based on proprietary Delta-T technology
        o        Material and energy balances
        o        Piping & Instrumentation Diagrams (P&IDs)
        o        Plant and equipment arrangements drawings
        o        Detailed design and engineering of custom fabricated components
        o        Piping and equipment installation specifications
        o        Piping layout drawings, as necessary, to facilitate piping installation
        o        Equipment and component procurement specifications
        o        Architectural drawings and specifications for:
                 o      Main Process Building control room, break room, laboratory, bathrooms,
                        and MCC room
                 o      Plumbing  and HVAC design  drawings  and  specifications
        o        Electrical design to include:
                 o        Power distribution diagrams
                 o        MCC room equipment location plans
                 o        Lighting plans
                 o        Power and lighting plans for office, lab, and control
                          room areas
                 o        Grounding and lightning protection plans
                 o        Electrical equipment procurement specifications
        o        Instrumentation and controls design, to include:
                 o        Instrumentation procurement specifications
                 o        Instrumentation wiring diagrams
                 o        Control system  hardware and software  configuration
                          and  programming
                          with  control  narrative
                 o        Control,  shutdown  and  interlock  system  philosophy
                          and logic with description  of the  functioning  systems
                          for  normal  and  emergency
                          shutdowns, for normal control, for startup, etc.
        o         Delta-T will review  construction and shop drawings  submitted by Owner's other engineers, contractors or vendors, if any.
        o         One HAZOP Review,  and one Owner required review for insurance or safety  issues.  Section 6 of the General  Conditions  will establish if a change order is required.
        o         Licensed design  professionals  will provide stamped  drawings for the Work where designated by government codes.

--------------------------------------------------------------------------------

        o         Convert  engineering  into  specifications  for all equipment, materials and services provided per this scope.
        o         Procurement, delivery, unloading, and storage of all equipment and materials that are within Delta-T's scope.
        o         Preparation of initial equipment  records including  drawings, installation manuals and recommended spare parts lists for all major equipment. Delta-T will assemble Maintenance Manuals for all Equipment it procures under this Agreement.  These Manuals will normally consist of vendor information and drawings,  but
                  special   instructions   may  be  included  where  the  vendor
                  information is insufficient.
        o         Preparation of an Operations Manual for all process areas. Six
                  (6) sets of Operations Manuals (2 Manuals during construction,
                  3 Manuals  after  Startup  and 1 Manual for  Delta-T)  will be provided which will include:
                  o    Description of the entire PLANT PROCESS and each system
                       operation
                  o    Detailed operating description of each process unit
                  o    Initial start-up procedures
                  o    Normal operation
                  o    Startup & shutdown under normal operating conditions
                  o    Startup & shutdown under emergency conditions
                  o    Cleaning & preventive maintenance guidelines
                  o    Safety & Health guidelines
                  o    Basic troubleshooting guides
        o         Delta-T will  prepare an  electronic  model of the Plant,  for
                  which  it  has  design  responsibility,   including  equipment
                  arrangements  and piping design,  if provided to Delta-T,  and check  for  interference.  Drawings  from  the  model  will be provided  in  both  an  electronic  format  and  hard  copy (4 prints).
        o         Record drawings to include the following:
                     o    P&IDs
                     o    Equipment General Arrangement Drawings
                     o    Foundation and Building Drawings
                     o    Site Arrangement Drawings
                     o    Utilities, plumbing, and HVAC drawings
                     o    Final Property Survey
                     o    Electrical One Lines
                     o    Cable Schedule
                     o    Lighting Layout & Schedule
                     o    Electrical Panel Drawings
                     o    Manufacturers' Shop Drawings
                     o    Software Configurations
        o       Delta-T will provide all  drawings  and  documentation  to
                OWNER in electronic format. In addition, Delta-T will work
                with   OWNER   to   establish   electronic   communication
                practices,  including  FTP site on  Delta-T's  website and videoconferencing.

--------------------------------------------------------------------------------

       o       Delta-T  will  provide  telephone  consultation  at no  charge to
               OWNER's  questions,  concerns  or  problems  with  regard  to the operation  and  maintenance  of the plant for a period of one (1)
               year following Startup.  In the event that OWNER requests Delta-T personnel  to  travel  to  the  Plant,  OWNER  agrees  to  pay  a consulting  fee at  mutually  agreeable  rates  and to  reimburse
               Delta-T for its reasonable travel expenses.

     GENERAL CONDITIONS

     Delta-T to be responsible for the general conditions activities, pertaining to the Plant, consisting of:

     o    All necessary  construction  permits,  licenses and certifications for work within Delta-T's scope.
     o    Coordination  of inspections  with local  authorities  for work within
          Delta-T's scope.
     o    Insurance as defined in the General Conditions.
     o    All  tools,   equipment  rental,   freight,  and  temporary  utilities
          (including water and power) to support the construction activities.
     o    Toilet  facilities,  trash  disposal  and clean up,  etc.  required to complete work in Delta-T's  scope.
     o    Temporary  lighting for interior and exterior of buildings,  site, and temporary parking lots and driveways during the construction period.
     o    Delta-T's office trailer with phone/fax.
     o    Site safety materials and procedures.
     o    Security as required for  Delta-T's  material and  equipment.  Delta-T will be permitted to use, without  restriction,  any available storage space in buildings during the construction period.
     o    Operator  training during  commissioning  and startup period for up to fourteen  (14)  calendar  days by two (2)  Delta-T  people  The  exact schedule for such training  will be  coordinated  with the Owner,  but typically  this would  include a "classroom"  oriented  approach for a week during the later stages of construction  and "hands-on"  training
          during  start-up   activities.   If  additional  training  support  is
          required, the per diem rates in Exhibit B will apply.
     o    Commissioning  and start-up support for up to * calendar days by up to four (4) Delta-T people.  If additional  support is required,  the per diem rates in Exhibit B will  apply.  * OMITTED  PURSUANT TO A REQUEST
          FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED  SEPARATELY WITH THE
          SECURITIES AND EXCHANGE COMMISSION.
     o    Weather protection (temporary tents, early construction of portions of the  building,  etc.) so that  work can  continue  to the best  degree feasible  (fabricating  spool  pieces,  cutting  metal or pipe,  etc.)
          during bad weather. o Warranty for equipment within Delta-T's scope of work in accordance with the General Conditions.
     o    Sales tax is excluded from Delta-T's  Scope.  Most projects are exempt from sales  tax.  Owner  will  provide  Delta-T  the  information  and paperwork  necessary

--------------------------------------------------------------------------------

          to utilize the tax-exempt  purchasing  status. If for any reason sales tax or other taxes are required, the resultant additional cost will be paid by the Owner.
     o    All freight charges,  insurance and other fees required to deliver and unload all components in Delta-T's scope to the site.
     o    Unloading and storing of all project  components  or materials  within
          Delta-T's  scope,  including  all  necessary  labor and  equipment  to receive, off load and store the items.
     o    Project and administrative staff supporting the Work of the project.
     o    All onsite as well as home office  project  management  including  the clerical staff on site and  scheduling/  project  controls  personnel.
          Includes Delta-T  participation in Owner requested Progress Reviews in accordance with General Conditions Section 11.3.
     o    Includes  all cost  associated  with  travel to the project or Owner's office  during the entire  duration of the project.  (Estimated  at 25 trips for one person.)
     o    This includes all general  liability and other  insurance  that may be required for the project in  accordance  with Exhibit G. Builders risk insurance to be provided by the Owner.
     o    License to Owner to use Delta-T's process design for the production of ethanol for this project.

     SITE WORK

         Delta-T's Plant site work consisting of the following:
     o    Site roads and parking area.  Roads will be gravel  construction  with asphalt provided at plant entrance points and parking areas only.
     o    All storm  drainage  ditches,  culverts,  piping  and  structures  for
          adequate  site  drainage  and  run-off   control  in  compliance  with
          applicable codes.
     o    All temporary roads needed to provide adequate access to the buildings
          and  equipment   area,  and  maintenance  of  such  roads  during  the
          construction period.
     o    Provide  and  install  sump pits and sump  pumps as  required  to meet contract design.
     o    Any site work  required to install  utilities  or  equipment  packages which Delta-T is responsible for.

     UTILITIES

         Delta-T is responsible for the following Plant Utilities:

     o    Provide and install a natural  gas fired  boiler of a * type,  minimum
          85% thermal  efficiency,  with rated  capacity in  accordance  with *, constructed in accordance with *. Package will include *.
          * OMITTED PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS
          BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

--------------------------------------------------------------------------------

     o    Provide and install a cooling  tower  package  with rated  capacity in accordance with * for local environmental conditions.
          * OMITTED PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS
          BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
     o    *
     *    OMITTED  PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT  WHICH HAS
          BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
     o    Provide and install a compressed air system that will consist of *.
          * OMITTED PURSUANT TO A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS
          BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
     o    A fire  protection  system  will be  provided  to  bring  the  Work in compliance with the Contract  specifications and applicable codes. The system may include a fire water storage  lagoon (first used as a storm water  runoff  containment  pond) with  firewater  pumping  system and piping to critical areas. Hydrants will be installed for protection of the buildings and the ethanol storage and loadout area. Buildings will be equipped with sprinkler systems where required by applicable codes.
     o    Except  as  specifically  noted  herein,   Delta-T  will  provide  all
          electrical equipment, switchgear, distribution panels, motor starters, wiring  and  connections,  trays,  conduit,  fittings,  local  panels, fixtures,  supplies and labor to implement the final electrical design generated  by Delta-T for both the process  equipment  and  buildings.
          Delta-T will also provide  external site lighting for the access road, parking area, and any external work areas.

     BUILDINGS, STRUCTURES AND RELATED WORK

     Delta-T will provide the buildings listed below for the Plant. They will be conventional,  pre-engineered  metal  buildings  and will  comply  with the
     Contract  specifications and governing  building code  requirements.  Exact configurations will depend upon final engineering and plant layout.

         Main Process  Building - A metal  building to house  process  equipment with a general purpose electrical  classification,  sized to adequately accommodate  the final layout  design for the  equipment.  It will come complete with all  partitions,  walls,  MCC room,  control  room,  lab, restrooms,  employee  breakroom,  and other interior buildout items and features  required to implement  the final design.  Insulation  will be provided in the roof and walls. Building services to include:

          o    Male and female employee bathroom fixtures and plumbing including showers o Fixtures and plumbing for laboratory
          o    HVAC in offices,  control room,  lab,  bathrooms,  and break room areas
          o    Ventilation in accordance with design codes for process areas
          o    Climate controlled MCC room

--------------------------------------------------------------------------------

          o    Electrical receptacles per NEC requirements

         DD&E  Equipment  Enclosure  - A  metal  building  sized  to  adequately
         accommodate   the  final  layout   design  for  selected  DD&2E  process
         equipment.  Insulation will be provided in the roof and walls. Building services to include:

          *    Ventilation in accordance with design codes for process area
          *    Electrical  receptacles  per  NEC  requirements  DDGS  Storage  &
               Loadout Building - A metal building to house the DDGS storage and handling system, sized to adequately accommodate the final layout design  for this  equipment.  This  building  will  provide  flat storage of DDGS, complete with all handling pits, conveyors, load out hoppers,  and other  structures  and  components  required to implement  the final design.  Insulation  will be provided in the roof and walls.

         Utility Building - A metal building to house the boiler,  chiller,  air compressor and support equipment,  sized to adequately  accommodate the final layout design for this equipment.  Insulation will be provided in the roof only. Building services to include:

          o    Building ventilation only (no heating or air conditioning)
          o    Adequate convenience receptacles

         General - Delta-T will provide all building related concrete  including footings,  foundations,  walls, and floor slabs as required to complete the Work. Delta-T will also provide all interior and exterior equipment foundations,  pads and support structures. Where appropriate,  building sumps and trench drains will be provided to conveniently  drain process areas during wash downs or process spills.  Delta-T will provide access to equipment in accordance with sound engineering and safety practices, including  catwalks,  platforms and stairs in the Main Process Building for access to the major tanks and equipment.

         A complete  HVAC system is provided  for the  Administration  building.
         Building  ventilation only is provided in the Main Process,  DD&E, DDGS storage,  Dryer,  Maintenance and Utility  Buildings.  Unit heaters are provided for the DD&2E, Main Process, Utility and Maintenance buildings.
         Unit heaters in the process areas are designed to maintain temperatures above 40(0)F in the event of a winter shutdown.

         The DDGS Building,  or an adjacent area,  will include a  three-walled, concrete  enclosure  for  bypass  storage  of  wet,  spent  grain  with dimensions  and location to be determined  in the final process  design phase of the project.

         Delta-T will provide the initial stocking of permanent safety equipment for the plant including fire extinguisher stations, safety showers, and eyewash  stations so the plant is in  compliance  with the Uniform Fire
         Code and governing building codes.

         Delta-T will furnish and install its standard lab equipment  package to provide the Owner with the proper tools to continually  monitor process performance and help diagnose any process problems that occur. This lab package provided by Delta-T will contain, as a minimum, one each of the following items:

          o    *
          o    *
          o    *

--------------------------------------------------------------------------------

          o    *

          o    *

          o    *

          o    *

          o    *

          o    *

          o    *

          o    *

          o    *

          * * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS
          BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

GENERAL EQUIPMENT AND PIPING SYSTEMS

Delta-T will provide all  equipment,  components  and piping as required for the
Work for the  Plant to meet the  Contract  specifications  excluding  any  items specifically  defined  herein as being  the  Owner's  responsibility.  Delta-T's responsibilities include, but are not limited to, the following:

          o    Installation  of  all  equipment  in  final  position,  complete, anchored,  connected  and in  operable  condition,  except  items specifically defined herein as the Owner's responsibility.
          o    Erect large field-fabricated tanks on-site.
          o    Provide all piping  systems in  accordance  with the final design
               and   Contract   specifications.    o   Provide   piping   system
               identification  in  accordance  with Contract  specifications.  o
               Prime and paint or insulate all carbon steel materials.
          o    Provide supplementary steel supports and brackets for equipment.
          o    Commission  and  test  all  tanks  and  mechanical   systems  and
               connections in accordance with the Contract specifications.
          o    Provide all manual and automated valves.
          o    Provide all pipe racks,  pipe  supports,  hangers,  anchors,  and fasteners.
          o    Provide all Plant process piping including buried piping.
          o    Provide  required piping  insulation and heat tracing.  o Provide adequate  freeze  protection  for exposed  lines.  o Provide bulk tanks for chemicals storage.

INSTRUMENTS AND CONTROLS

Delta-T will provide the following for the Plant:

          o    All instruments and controls to adequately  monitor,  measure and
               control   the  process   per  the  final   design  and   Contract
               specifications, except for items

--------------------------------------------------------------------------------

               specifically  defined  herein  as  the  Owner's   responsibility.
               Delta-T's scope includes, but is not limited to, the following:
          o    All  instrument  wiring as  required  to provide a  complete  and functioning system.
          o    A complete  Process  Control System with hardware and software to
               handle  all   regulatory,   discrete   and   sequential   control
               applications.  The control  system  modules and hardware  will be suitably packaged for an industrial environment.
          o    * operator interface units located *, with which plant operations can be monitored and controlled.

               * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH
               HAS BEEN  FILED  SEPARATELY  WITH  THE  SECURITIES  AND  EXCHANGE
               COMMISSION.

          o    *

               * OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH
               HAS BEEN  FILED  SEPARATELY  WITH  THE  SECURITIES  AND  EXCHANGE
               COMMISSION.

3.  BASIS OF DESIGN

The following  establishes the design basis for a dry-mill ethanol plant capable of producing fuel-grade ethanol using corn as the feedstock. The rates and other data provided in this section represent a range of expected  performance  values not guarantees. The only guarantees are provided in Exhibit D.

The  plant  will  operate  350 days per year  with corn  feedstock.  The  design capacity of the plant will be 44 MGPY of undenatured  alcohol..  The by-product,
Distillers  Dried Grain with Solubles  (DDGS),  will be produced to meet US Feed
Grade requirements.

The following utilities are required to support plant operation. The figures are based on anticipated normal production for the first year of operation. Electric power includes loads for process motors  including  drying,  milling and utility motors such as cooling tower fans and pumps and air compressors. Natural gas and electricity shall be supplied by the Owner, as follows:

    UTILITY                        CONDITION             NORMAL CONSUMPTION

    Natural gas (MMBTU/hr)          60 psig                     To be determined

    Electrical Power (KW)           4160 V, 3 phase, 60 HZ      To be determined

The  following  site  conditions  are part of the Basis of  Design:  (Data to be supplied later.)

Plant Location
Minimum  temperature  for  mechanical  (MDMT)  design
Maximum  temperature  for mechanical,  civil & structural  design
Design dry bulb  temperature
Design wet bulb

--------------------------------------------------------------------------------

Site elevation
Snow load (If appropriate)
Frost line below grade (If  appropriate)
Prevailing wind direction
Design wind pressure
Seismic data (If appropriate)

Unless  specifically  noted to the  contrary,  Delta-T's  Basis of  Design  will conform with, and test in accordance with, the applicable  sections and parts of the codes and standards set forth below, including the most recent revisions and supplements at the time of the execution of the Contract.

Applicable Standards                           Federal, State, Local, OSHA, Air quality (or
                                               appropriate government codes)
Building Codes                                 UBC
Cable Marking                                  ICEA (Insulated Cable Engineers Association)
Concrete                                       ACI (American Concrete Institute)
Corrosion                                      NACE (National Association of Corrosion Engineers)
Electrical/Instrumentation                     NEMA (National Electrical Manufacturers Association)
                                               NEC (National Electrical Code)
                                               ISA (Instrument Society of America)
Electrical Components                          UL (Underwriters Laboratories)
Flanges                                        ANSI standard
Fire Protection                                NFPA
Heat Exchanger                                 TEMA (Tubular Exchanger Manufacturers Association)
Nuts, Bolts, Fittings & Line Components        ASTM (American Society of Testing Materials)
                                               SAE (Society of Automotive Engineers)
Painting                                       SSPC (Steel Structure Painting Council)
Personnel Safety                               OSHA (Occupational Safety and Health Association)
Piping, pumps                                  ANSI (American National Standards Institute)
Structural Steel                               AISC (American Institute of Steel Construction)
Tanks                                          API (American Petroleum Institute)
Valves and Fittings                            MSS (Manufacturers Standardization Society)

--------------------------------------------------------------------------------

Vessels (Where required)                       ASME (American Society of Mechanical Engineers)
Welding                                        AWS (American Welding Society)

A.2      DELTA-T'S TECHNICAL SPECIFICATIONS

*THE  PORTIONS OF THIS  EXHIBIT A.2 MARKED  WITH AN ASTERISK  HAVE BEEN  OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Plant will be constructed in accordance with the following specifications.

--------------------------------------------------- ------------------------------------------------
             Technical Specifications                            Specification Number
--------------------------------------------------- ------------------------------------------------
Piping                                              *
--------------------------------------------------- ------------------------------------------------
DDGS Handling, Storage & Loadout                    *
--------------------------------------------------- ------------------------------------------------
DDGS Dryer                                          *
--------------------------------------------------- ------------------------------------------------
Grain Handling and Milling System                   *
--------------------------------------------------- ------------------------------------------------
Shell and Tube Heat Exchangers                      *
--------------------------------------------------- ------------------------------------------------
Plate and Frame Heat Exchanger                      *
--------------------------------------------------- ------------------------------------------------
Centrifugal Chillers                                *
--------------------------------------------------- ------------------------------------------------
Package Boiler                                      *
--------------------------------------------------- ------------------------------------------------
Regenerative Thermal Oxidizer                       *
--------------------------------------------------- ------------------------------------------------
Induced Draft Cooling Tower                         *
--------------------------------------------------- ------------------------------------------------
Centrifugal Pumps                                   *
--------------------------------------------------- ------------------------------------------------
Metering Pumps                                      *
--------------------------------------------------- ------------------------------------------------
Air Compressor                                      *
--------------------------------------------------- ------------------------------------------------
Air Compressor Package                              *
--------------------------------------------------- ------------------------------------------------
Agitators                                           *
--------------------------------------------------- ------------------------------------------------
Low Voltage Electric Motors                         *
--------------------------------------------------- ------------------------------------------------
Medium Voltage Electric Motors                      *
--------------------------------------------------- ------------------------------------------------
Decanter Centrifuges                                *
--------------------------------------------------- ------------------------------------------------
Field Fabricated Tanks                              *
--------------------------------------------------- ------------------------------------------------
Shop Fabricated Tanks                               *
--------------------------------------------------- ------------------------------------------------
HDPE Shop Fabricated Tanks                          *
--------------------------------------------------- ------------------------------------------------
Columns & Pressure Vessels                          *
--------------------------------------------------- ------------------------------------------------
Column Internals                                    *
--------------------------------------------------- ------------------------------------------------
Column Internals Installation                       *
--------------------------------------------------- ------------------------------------------------
Instrumentation                                     *
--------------------------------------------------- ------------------------------------------------
Control Valves                                      *
--------------------------------------------------- ------------------------------------------------
Manual Valves                                       *
--------------------------------------------------- ------------------------------------------------
Equipment Installation                              *
--------------------------------------------------- ------------------------------------------------
Electrical / Instrument Installation                *
--------------------------------------------------- ------------------------------------------------
Fire Protection                                     *
--------------------------------------------------- ------------------------------------------------
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

--------------------------------------------------------------------------------

A.3 Owner's Scope of Services
Owner must provide the following:

1)   Preparation and filing of all environmental permits.

2)   Preparation  of, filing for, and cost for obtaining all required  national,
     state  and  local  permits  including  plant  operation   requirements  and
     construction permits for Owners scope.

3)   Soils testing, geotechnical evaluation, topographic and legal surveys.

4)   Cleared  flat  site  within  0.5 ft of final  grade  suitable  for  Delta-T construction w/o hidden conditions or unusual expense required to make site buildable.  Any  sub-surface  drainage  and tiling,  if  required,  will be provided by the Owner as part of the site preparation responsibilities.

5)   Plant  operation  and  maintenance  personnel  and  equipment  from date of mechanical completion.

6)   Supply of all utility  services and streams to the ethanol plant  including power,  water,  steam,  condensate return, and other necessary services and costs for plant startup, commissioning, operation, and performance tests.

7)   Copies of all permit  applications and approvals that provide  technical or commercial  requirements  to be considered in the design or construction of the Plant.

8)   Appropriate space and equipment to conduct training.

9)   Plant  site  work  consisting  of the  following:  all  general  site  work including  grading,  excavation,  retention ponds,  fill dirt, fill gravel, compacting, trenching, landscaping and erosion control.
10)      .

11)  Approval of the following documents:

     o    Plant layout

     o    Process Flow Diagram

12)  Response to Requests for  Approval of  documents or  vendors/subcontractors within ten (10) business days of date request is received.

13)  Permanent Plant security systems including fences and access control.

14)  Office furniture and office equipment for Administration Building,  Control
     Room and Maintenance Building.

15)  Plant operating equipment including, but not limited to, front-end loaders, rail cars,  forklifts,  trucks, and shop equipment  (welders,  power tools, etc).

16)  All operational requirements,  such as feedstock,  chemicals,  spare parts, power, gas, needed to produce ethanol.

17)  Plant utilities, such as water, sewer, gas, electricity, at one location on the Plant boundary.

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18)  Rail spur including track and switches.

19)  Sales taxes.

20)  Owner  is  responsible  for any  other  site  work  outside  the  scope  or
     responsibility   of  the  Delta-T,   and  for  hidden  or  unforeseen  site
     conditions, that are required to complete the obligations of the Contract.

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                                    EXHIBIT B
                                COMMERCIAL TERMS

                  B.1      PRICE

                  B.2      PAYMENT TERMS

                  B.3      SCHEDULE OF PAYMENTS

                  B.4      FORM OF INVOICE

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B.1      PRICE
*THE  PORTIONS OF THIS  EXHIBIT B.1 MARKED  WITH AN ASTERISK  HAVE BEEN  OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT WHICH HAS BEEN SEPARATELY FILED
WITH THE SECURITIES AND EXCHANGE COMMISSION.

         The Contract Price is set forth in Section 8 of the Contract above.

         Per Diem Rates:
         If on-site services,  beyond those described in Exhibit A, are required from DELTA-T, the following per diem rates will apply:
                  Services of one (1) person$    */day
                  Meals and Miscellaneous   $    */day
                  Travel Expenses           at cost
* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Contractor  shall perform the work for the Contract Price in accordance with the terms of this  Agreement.  The Contract Price is not subject to Change except as specifically provided in Section 6 or this Section B.1. The Contract Price shall be fixed provided that the Contact is executed and Owner makes the first payment to Delta-T on or before  August 7, 2006.  If the  Contract is not executed or if the first  payment is made after  August 7, 2006,  the  Contract  Price shall be subject to an adjustment as a Change Order as set forth in Section 6.3.

B.2.     PAYMENT TERMS

The Contract Sum shall be paid as follows:

     (a) Payment  Schedule.  The Contract  Price shall be paid to  Contractor in accordance with progress, as described in clause (b) below.

     (b) Monthly  Invoices.  On or before the Notice to Proceed  Effective Date, and  thereafter  on or  before  the  tenth  (10th)  of  each  month  during  the performance of the Work, Contractor shall furnish to Owner a detailed invoice in the form of Exhibit B.4 ("Invoice") for the period ending on the last day of the month  preceding  such month,  setting  forth the portion of the Contract  Price allocable to earned progress against activities actually completed by Contractor during  such  period  or  month,  as  the  case  may  be,  and  such  supporting documentation  and additional data as Owner or Owner's  construction  lender may reasonably  require to  substantiate  Contractor's  right to payment  under this
Section B.2 and Section 8 of the Contract.  Before  submitting its first monthly progress invoice, Contractor shall submit a detailed Schedule of Values to Owner and Owner's construction lender, for their review and approval.

--------------------------------------------------------------------------------

Each  monthly  invoice  shall  be  accompanied  by  partial  releases  from  the
Contractor, its major subcontractors, and material and equipment suppliers, in a form acceptable to the Owner and Owner's construction lender.
In connection  with each Invoice,  Contractor  shall provide to Owner,  Lender's independent engineer and such other persons as Owner may designate a certificate to the effect that:

          (i)  The quality of all Work described in the Invoice is in accordance with the terms of this Agreement;

          (ii) Contractor is entitled to payment of the amount invoiced;

          (iii) Contractor has paid all  Subcontractors  for work previously and properly  Invoiced and paid by Owner in accordance  with Law, the
               applicable  Subcontract,   and  this  Agreement,  and  the  Work,
               materials and Equipment (or any portion thereof) described in the
               Invoice  and all  previous  Invoices  are free  and  clear of all
               Contractor  Liens (other than any  Contractor  Liens for work not previously  invoiced  that will be  extinguished  upon receipt of payment by Contractor in respect of such Invoice); and

          (iv) Each of the  representations and warranties made by Contractor in this  Agreement  was true and correct  when made and remains true and correct on the date of such Invoice.

A condition to payment shall be the countersignature of the Lender's independent engineer on such  certificate,  provided,  that the certificate  shall be deemed countersigned by the Lender's  independent  engineer if the Lender's independent engineer has (i) had fifteen days to review the  certificate and the progress of the Work and (ii) not raised  objections  to the  information  contained in such certificate.  Contractor shall also supply such other  information as reasonably required by Owner.

     (c) Monthly Payments.  Within fifteen (15) Calendar Days following the date
Owner  receives each Invoice under Section B.2 (b),  subject to Section B.2 (d);
Owner shall pay to Contractor an amount equal to the undisputed amount specified in such Invoice, less Retainage pursuant to Section B.2(d);  provided,  that the sum total of all  amounts  payable by Owner  under

--------------------------------------------------------------------------------

each such Invoice,  together withal prior and concurrent  payments to Contractor made  hereunder  shall not exceed,  as of any given payment date, the applicable cumulative monthly payment limitation set forth in the Maximum Drawdown Schedule
Exhibit B.3.

     (d)  Retainage.  A *% retainage  will be held on all  payments  made by the
Owner to Delta-T  until such time as Owner has paid  Delta-T *% of the  Contract
Sum. Once the Owner has paid Delta-T *% of the Contract Sum, a *% retainage will be held on all payments until  successful  completion of the Performance Test or until payment of liquidated damages set forth under Exhibit D. This Contract Sum
Retainage (as distinguished  from the Final Payment) is held in part by Owner as security for Delta-T's process guarantees.  The entire Retainage, less an amount reasonably  estimated to be *% of the cost of completing any remaining work plus any other  withholdings  allowed  by this  Agreement,  shall be paid to  Delta-T within  fifteen (15) calendar days of successful  completion of the  Performance test or within  fifteen (15)  calendar  days of Delta-T's  payment of liquidated damages set forth under Exhibit D, whichever occurs first. * OMITTED PURSUANT TO
A REQUEST FOR  CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED  SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION.

     (e) Final Payment.  Final payment shall not become due until Contractor has submitted  to Owner  the  following:  (1) final  application  for  payment,  (2)
releases of liens and claims in a form  acceptable to Owner from  Contractor and its major  subcontractors,  (3) all  guarantees  and  warranties  applicable  to
Contractor's  Work, (4) all applicable  maintenance and operating  manuals,  (5)
"as-built"  or  "as-constructed"  drawings,  (6) final  Payment  Affidavit,  (7)
verification  of  completion  of all punch list items,  and (8) a listing of all unsettled claims. Final payment shall be paid to Delta-T within thirty (30) days from the date of Final  Completion.  In the event that Delta-T has completed the
Performance Test and is prevented,  through no fault of its own, from completing the  Punch  List,  Owner  will pay  Delta-T  the  Final  Payment  less an amount reasonably  estimated to be *% of the cost of completing any remaining  items on the Punch List plus other withholdings allowed by this Agreement.

* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     B.2.1  Payments Not Waiver or  Acceptance of Work. No payment made by Owner under this Agreement  shall  constitute a waiver of any claim or right Owner may have at that time or thereafter,  including  claims  regarding  unsettled Liens, warranty rights and indemnification

--------------------------------------------------------------------------------

obligations of Contractor.  Nor payment made by Owner under this Agreement shall be  considered  or deemed to  represent  that  Owner has  inspected  the Work or checked  the  quality  or  quantity  of the  Work or  that  Owner  knows  or has ascertained how or for what purpose  Contractor has used sums  previously  paid, and shall not be deemed or construed as an approval or acceptance of any Work or as a waiver of any claim or right Owner may have  hereunder.  All payments shall be subject to  correction  or  adjustment  in  subsequent  progress  reviews and payments.

     B.2.2 Payments  withheld/Offset Rights. Owner, without waiver or limitation of any  rights or  remedies  of Owner,  shall be  entitled  from time to time to deduct from any amounts due or owing by Owner to Contractor  any and all amounts owed by  Contractor to Owner as may be  reasonably  necessary,  to protect Owner from losses, including, but not limited to, losses due to:

          (i)  Work that is damaged,  defective or not in conformance  with this
               Agreement  and has not been  remedied  pursuant  to Section 8 the warranty provisions of Section 12 or the failure of Contractor to perform Work in accordance with the provisions of this Agreement;

          (ii) Third party suits,  stop notices or Liens for which contractor is responsible under this Agreement, whether directly or pursuant to any  indemnification  obligation  hereunder,  made  on  or  filed against any Owner  Indemnities  or with respect to the Work,  the
               Site or the Facility,  or any portion thereof, and not cleared by
               Contractor by payment,  letter of credit, deposit or otherwise to the reasonable  satisfaction  of Owner within ten (10) days after filing or receipt by Owner, whichever is earlier;

          (iii) loss or damage to Owner, any  Subcontractor or Owner Indemnities to the  extent  such loss or  damage  results  from  Contractor's failure  to obtain or  maintain  the  insurance  required  by the provisions  of  Section  14 or from any  action  or  inaction  by
               Contractor  or any  Subcontractor  which excuses any insurer from liability for any loss or claim  otherwise  covered by insurance;
               or

          (iv) failure  of  contractor  to pay  Subcontractors,  or  for  labor, materials or Equipment  unless a Payment Default has occurred and is  continuing  and then only to the

--------------------------------------------------------------------------------

               extent such Work was part of the Invoice which forms the basis of the Payment Default.

         B.2.3  Payment of  Subcontractors.  Contractor  shall  promptly pay, in accordance  with Law and the terms and  conditions  set forth in the  respective
Subcontract,  each  Subcontractor  the  amount to which  said  Subcontractor  is entitled  unless a Payment  Default has occurred and is continuing and then only to the extent  such Work was part of the  Invoice  which  forms the basis of the
Payment  Default.  Contractor  shall,  by an  appropriate  agreement  with  each
Subcontractor,  require  each  Subcontractor  to  make  timely  payments  to its laborers, suppliers and subcontractors in a similar manner.

         B.2.4  Payment  Assurance.  As payment  assurance to  Contractor of its monthly Invoices, on or prior to the Notice to Proceed Effective Date, the Owner shall provide Contractor with reasonable assurance of Owner's ability to pay the
Contract Price in accordance with the terms of this  Agreement.  Such reasonable assurance  shall be in the form of a  standby  letter  of  credit  issued  by an
Approved Bank in a form  acceptable to Contractor  but in an amount no more than eighteen million Dollars.

In the event that Delta-T  exercises a right to terminate  under  Section 9.3 of the  General  Conditions,  the  Owner  shall pay in  addition  to sums due under
Section 9.3 of the General Conditions, a fee determined as follows:

         Termination On or Before:           Termination Fee as
                                             a Percentage of the
                                             Total Contract Sum

         The end of the 90 days after
         the Date of Commencement:                   *%

         The end of the 150 days after
         the Date of Commencement:                   *%

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         The end of the 210 days after
         the Date of Commencement:                   *%

* OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL  TREATMENT WHICH HAS BEEN FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In the event that there is a delay in the schedule for  performance  of the Work caused  by  Owner  or any of its  contractors,  subcontractors  at any  tier  or vendors,  then  the  number  of days  from  the  Date of  Commencement  shall be determined by deducting from the actual number of Days that passed from the Date of Commencement the cumulative number of Days of each of such delay.

--------------------------------------------------------------------------------

B.3      Schedule of Payments; Maximum Draw Down Schedule

                                   Preliminary
                               Cash Flow Schedule

  Month #            Payments              Cumulative

     1               $ 8,000,000           $ 8,000,000
     2              $ 6,165,068            $ 14,165,068
     3              $ 6,609,903            $ 20,774,971
     4             $ 10,105,298            $ 30,880,269
     5              $ 6,223,552            $ 37,103,821
     6              $ 6,445,043            $ 43,548,864
     7              $ 6,461,536            $ 50,010,400
     8              $ 5,228,368            $ 55,238,768
     9              $ 3,490,394            $ 58,729,162
     10             $ 2,557,090            $ 61,286,252
     11             $ 2,854,174            $ 64,140,426
     12             $ 2,759,250            $ 66,899,677
     13             $ 2,270,323            $ 69,170,000
     14             $ 1,000,000            $ 70,170,000

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                                    EXHIBIT C
                           PERFORMANCE TEST PROTOCOLS

*THIS ENTIRE EXHIBIT C,  CONSISTING OF 6 PAGES,  HAS BEEN OMITTED  PURSUANT TO A
REQUEST FOR  CONFIDENTIAL  TREATMENT  WHICH HAS BEEN FILED  SEPARATELY  WITH THE
SECURITIES AND EXCHANGE COMMISSION.

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                                    EXHIBIT D
                             PERFORMANCE GUARANTEES

*THIS ENTIRE EXHIBIT D,  CONSISTING OF 5 PAGES,  HAS BEEN OMITTED  PURSUANT TO A
REQUEST FOR  CONFIDENTIAL  TREATMENT  WHICH HAS BEEN FILED  SEPARATELY  WITH THE
SECURITIES AND EXCHANGE COMMISSION.

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                                    EXHIBIT E

                  MECHANICAL COMPLETION, COMMISSIONING, STARTUP
*THIS ENTIRE EXHIBIT E,  CONSISTING OF 3 PAGES,  HAS BEEN OMITTED  PURSUANT TO A
REQUEST FOR  CONFIDENTIAL  TREATMENT  WHICH HAS BEEN FILED  SEPARATELY  WITH THE
SECURITIES AND EXCHANGE COMMISSION.

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                                    EXHIBIT F
                                PROJECT SCHEDULE

1.       PROJECT SCHEDULE

The Project  Schedule  is based on a August 7, 2006 Full Notice To Proceed.  The overall project duration is 17 months from the Date of Commencement.  Mechanical
Completion  for the Ethanol  process is scheduled  for thirteen (13) months from the  Date of  Commencement  with the  Acceptance  Test  and  project  completion scheduled  for fifteen  (15) months  from the Date of  Commencement.  Ring dryer mechanical  completion is scheduled for fifteen (15) months with the  acceptance test scheduled for seventeen (17) months from the Date of Commencement.

Delta-T shall use its best reasonable efforts to perform the Work on the Project in accordance with the Project Schedule.

The attached bar chart  provides a Summary  Project  Schedule.  A fully detailed
Project  Schedule  will be delivered to the Client for review  within 2 weeks of the Full Notice to Proceed.

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                                    EXHIBIT G
                                    INSURANCE

Delta-T and  Subcontractors'  Insurance.  Delta-T  shall at all times during the period in which this  Agreement  is in force and  effect  provide  and  maintain insurance  and shall  require all its  subcontractors  to provide  and  maintain insurance of the type and in limits as set forth below,  within the exception of the excess  liability  insurance,  which shall be  maintained  by Delta-T.  Such insurance  shall be in form and  issuing  companies  acceptable  to  Owner.  All insurance  policies  must be  written by  insurance  carriers  authorized  to do business in Nebraska.  The insurance carriers must maintain an AM Best rating of
"A-" and "VIII" or better.

The  insurance  may be  provided  in policy or  policies,  primary  and  excess, including  the  so-called  umbrella  or  catastrophe  form which may include the coverage,  or layer thereof,  of the insurance  required by Owner. The limits of liability shall be as stated below, unless, prior to commencement of any Work or
Services, written approval is granted by Owner for variance from those limits.

          1.   Automobile Liability. Automobile Liability Insurance covering all owned,  non-owned and hired  automobiles.  Such  insurance  shall
               provide  coverage  not  less  than  that  of  the   Comprehensive
               Automobile  Liability  policy in limits  not less than the amount listed  below.  Contractual  Liability,  if not  provided  in the policy form, is to be provided by endorsement.

               $1,000,000  Combined  Single  Limit  each  occurrence  for Bodily
               Injury and Property Damage.

          2.   Workers  Compensation.  Workers  Compensation  for all operations with  statutory  limits of the Workers  Compensation  Laws of the
               State of Nebraska with Coverage B - Employers Liability Limits of not less  than:  $1,000,000  each  accident  for  Bodily  Injury;
               $1,000,000  Policy  Limit  for  Bodily  Injury  by  disease;  and
               $1,000,000 each employee for Bodily Injury by disease.

          3.   Commercial  General  Liability   Insurance.   Commercial  General
               Liability  insurance  for premises and  operations of Delta-T and its subcontractors  (including products liability for any product manufactured,  assembled or  otherwise  worked upon away from the
               Project site) in a form providing  coverage not less than that of the Standard 1993  Insurance  Service Office  Commercial  General
               Liability  insurance policy  (Occurrence  Form) or equivalent for operations  of the party  required  to  furnish  same,  including
               hazards  of  independent  contractors,   products  and  completed
               operations  for claims  arising  out of the Work or  Services  in policy or policies  of  insurance  such that the total  available limits combined shall not be less than:

               $2,000,000 per occurrence,  $2,000,000  annual general  aggregate limit and  $2,000,000  annual  products and completed  operations aggregate. General aggregate shall be on a per project basis.

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               Product and completed  operations  coverage shall be for a period of three years after completion of the work.

          4.   Excess Liability.  Excess Liability  (Umbrella) insurance will be provided with limits of $3,000,000.

          5.   Professional Liability Insurance.  Professional Liability (Errors
               and  Omission   Insurance)  covering  liability  arising  out  of
               Delta-T's   performance   of  design   services  with  limits  of
               $5,000,000 per occurrence and aggregate.

         Delta-T and  Subcontractors  Obligations.  All requirements  imposed in this Exhibit, with the exception of any allowable differences in policy limits,  and required of the Delta-T  shall  likewise be imposed  upon, assumed and performed by each of Delta-T's subcontractors.

         Endorsements.  Each  insurance  policy  required  of  Delta-T  and  its subcontractors in this shall be endorsed:

          1.   To name as Additional Insureds the following: the Owner and their officers,  owners, and employees,  and all other interests as may be  reasonably  required  by Owner as  Additional  Insureds.  The coverage  afforded the  Additional  Insureds under these policies shall be primary  insurance  to the extent the claim  arises from the actions or  negligence of Delta-T or its  subcontractors.  In such cases, if the Additional Insured has other insurance,  which is applicable to the loss,  such other  insurance  shall be on an excess and non-contributory basis.

          2.   That in the event of any  claims  being  made by reason of bodily injury,  personal  injury,  or property  damage  sustained by any agent,  servant or  employee  of one  insured  for which  another insured is or may be liable,  then the  policy  shall  cover such insured  against  whom a claim is made in the same manner as if a separate policy had been issued to each insured. (Severability of
               Interest/Cross Liability)

         Notices,  Costs,  Losses. All policies of insurance that either Delta-T or its subcontractors are required under the terms of this Agreement to secure and  maintain  shall be endorsed to provide  that the  insurance company shall provide written notice to Owner at least thirty (30) days prior to the  effective  date of any  cancellation  of such policies or material reduction in the coverage afforded by such policies.

         Prior to the  date on  which  Delta-T  or its  subcontractors  commence performance or operation at the Project site, Delta-T shall cause to be furnished to Owner  certificates of insurance  evidencing all insurance as required by this Agreement.  As and when Owner may direct, copies of the actual insurance policies or renewals or replacements thereof shall be submitted to Owner. All copies of policies, if any, and certificates of insurance submitted to Owner shall be in form and content acceptable to Owner

         Subrogation and Waiver.  Delta-T and its  subcontractors  shall require that all policies of insurance  that are in any way related to the Work or  Services  or the  Project,  including  those that are  secured  and
         maintained  by  consultants  and   subcontractors  to  include  clauses
         providing  that  each  underwriter  shall  waive  all of its  rights of recovery  under  subrogation  or  otherwise,  against  Owner and Owners
         Representative.

--------------------------------------------------------------------------------

         Miscellaneous.  Nothing  contained herein shall relieve Delta-T or its subcontractors of their respective obligations to exercise due care in the  performance  of  their  duties  in  connection  with  the Work or
         Services or to complete the Work or Services in strict compliance with the Agreement.

         Any type of insurance or increase of limits not  described  above which
         Delta-T or its  subcontractors  requires for its own  protection  or on account  of  statute  shall  be its own  responsibility  and at its own expense.

Builder's Risk and Indemnity  Builder's Risk and Boiler and Machinery  Coverage:
Owner shall  purchase  and maintain  property  insurance  (including  boiler and machinery  coverage) and all risk  builder's  risk insurance upon the Work in an amount not less than the value of the Work.  The  insurance  shall  include  the interests of Owner, the Delta-T, and all subcontractor's and  sub-subcontractors and shall include coverage for direct physical damage resulting from all perils, including (without limitation) fire, flood, and earth quake coverage, to (a) the installed  work,  (b) materials  and equipment  which are stored at the site but have not yet been  included in the Work,  (c) all  materials  and  equipment  in transit or stored off site for which payment has been made or is due from Owner, and (d) soft  costs  equal to ten  percent  (10%) of the  amount  due under this
Agreement,  (e) business  interruptions  expenses resulting from delayed opening with a limit  not to be less  than  one-hundred  percent  (100%)  of the loss of future profits and continuing  expenses for twenty-four  (24) months following a covered  loss.  Owner's  sole  remedy  in case of any loss or damage of the type covered by the insurance  required by this Section shall be recovery  under that policy.

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                                    EXHIBIT H
                            NON-DISCLOSURE AGREEMENT

         This  Agreement  is entered  into this ___ day of _______,  200_ by and
between   ___________________,   a  __________   organized  under  the  laws  of
_______________________  ("Owner"),  and  ___________________________________  a
corporation organized under the laws of _________________("Recipient"),  each of which may be referred to herein  individually  as a "Party" and  collectively as
"Parties."

WHEREAS,  Owner owns and operates an ethanol  plant which is based on technology that is confidential to Delta-T Corporation, a Virginia corporation ("Delta-T"), or Owner is in the process of planning and building such an ethanol  plant,  and
Owner has, or plans to, enter into an agreement  for license of such  technology from  Delta-T and it has agreed not to  disclose  such  technology  to any third party  except  under  an  agreement  containing  the  terms  set  forth  in this
Agreement, and

WHEREAS,  Recipient is in the business of supplying goods and/or services useful in the construction or maintenance of ethanol plants, and

WHEREAS,  in order to supply,  and/or bid on the  supply of,  goods or  services
Recipient will need to receive confidential information of Delta-T,

IN CONSIDERATION of the mutual terms and conditions of this Agreement, and other good and valuable  consideration receipt of which is hereby acknowledged,  Owner and Recipient agree as follows:

1. Confidential Information:

     1.1  Definition of  Confidential  Information:  "Confidential  Information"
     shall mean (a) all  information  about the  business of Delta-T,  including without limitation,  plans,  customers or customer lists,  operating costs, prices it has offered or obtained for its products or  technology,  and (b)
     all  forms  and  types  of  financial,  business,  scientific,   technical,
     economic,   or  engineering   information,   including   patterns,   plans,
     compilations,  program devices,  formulas,  designs,  prototypes,  methods, techniques,  processes,  procedures, programs or codes, whether tangible or intangible and whether or how stored, compiled or memorialized  physically, electronically,  graphically,  photographically,  or in  writing , which is disclosed to Recipient by Owner or by Delta-T,  whether  disclosed  orally, visually or in written or other tangible form.

     1.2 Exclusions:  "Confidential  Information"  shall not,  however,  include information, which Recipient can demonstrate by documentary evidence:

         a.   was in its  possession  prior to receipt by  Recipient  under this
              Agreement;
         b.   appears in issued  patents or printed  publications  in integrated form  or is in  general  use in the  trade  without  violation  by
              Recipient of this Agreement, or violation by any other party of an obligation not to disclose it; or
         c.   is disclosed to Recipient by someone by a party other than Delta-T or Delta-T's  Customer who is under no obligation  not to disclose
              it.

--------------------------------------------------------------------------------

2.  No Use or Disclosure:

     2.1 General  Restrictions:  Recipient shall not, without  Delta-T's express written  permission (a) make copies of any Confidential  Information or (b)
     divulge,  disclose or communicate  any  Confidential  Information to anyone other than its  employees  who need to have access to such  information  in order to fulfill the  purpose set forth above and who have been  advised of the terms of this  Agreement  and agreed to comply  with it, or (c) use any
     Confidential  Information for any purpose other than the purposes set forth
     above.   Recipient   shall  take  all  reasonable   steps  to  protect  the
     Confidential  Information from improper use or disclosure,  and shall in no case use less  care to  protect  Confidential  Information  than it uses to protect its own proprietary or confidential information.

     2.2  Disclosures  Required  by Court  Order:  If  Recipient  is required to disclose any  Confidential  Information  by applicable  law,  regulation or legal  process,  Recipient  shall provide Owner and Delta-T  notice of such request or requirement and copies of all documents  relevant to the request
     or  requirement.   Recipient  shall  give  such  notice  promptly,  and  in
     sufficient  time to  allow  Delta-T  to seek a  protective  order  or other remedy.  Recipient shall not disclose any Confidential Information due to a requirement of law,  regulation or legal process  unless:  (a) it has first given the notice  required by this Section 2.2 and Delta-T has either given
     Recipient  written  permission  to  disclose  it, or Delta-T  has failed to respond  to  Recipient's  notice  at least 24 hours  prior to the time that
     Recipient is required to make such disclosure, (b) it is advised by written opinion  of its  counsel  that it is  legally  required  to  disclose  such information,  and (c) it has used its best efforts to obtain all reasonable assurances  from the  party or  parties  to whom the  information  is to be disclosed  that  the  information  will  not be used or  disclosed  for any purpose other than the purpose for which the applicable law,  regulation or legal process requires its disclosure.

     2.3 Delta-T Is Third Party Beneficiary:  Recipient agrees that Delta-T is a third party beneficiary of this Agreement and that Delta-T may enforce this
     Agreement  against  Recipient  in Delta-T's  own name,  with or without the participation of Owner as a party.

3.  Designation of Person with  Administrative  Responsibility:  Recipient shall designate  one  of  its  employees  to  be  responsible  for  administration  of
Recipient's  compliance  with its  obligations  under this  Agreement  and shall advise Owner in writing of such  employee's  name,  title and  personal  address within  four  business  days of any change of such  designation.  Until  further notice, the individual so designated is:

     Name: _____________________________________________
     Title: ____________________________________________

4. Term and  Termination:  The term of this Agreement shall commence on the date first written above and shall continue until  terminated by notice in writing by either Party to the other, but Recipient's  obligations  under Section 2 of this
Agreement shall survive with respect to all Confidential  Information  disclosed hereunder until such time, if ever, that such information falls into one or more of the  exclusions  set forth at Section 1.2 above.  Within  thirty (30) days of termination of this Agreement Recipient shall, without request by Owner, deliver to  Owner  all of the  Confidential  Information  that it  received  under  this
Agreement in tangible form, and all copies thereof, shall destroy all documents, whether in electronic or any other form, and other tangible items containing any of such Confidential  Information and shall, upon request,  certify to Owner and
Delta-T in writing that it has done so.

--------------------------------------------------------------------------------

5. No License or Other Rights:  Nothing in this  Agreement  shall  constitute or otherwise be  construed as granting to Recipient  any interest or license in any
Confidential  Information,  or creating any obligation on the part of any of the parties hereto to enter into any further agreement or business arrangement.

6. Remedies for Breach: Recipient agrees that any breach by it of this Agreement shall cause Delta-T irreparable harm. Accordingly,  and in addition to any other remedies that Delta-T may have at law or in equity, Delta-T shall be entitled to obtain injunctive relief against Recipient to prevent any continuing breach, and without  posting or filing any bond or other security.  All costs,  expenses and attorney's  fees resulting from the litigation or arbitration of any claim under this  Agreement  shall  be paid by the  losing  party to the  prevailing  party.
Recipient  further  agrees  that the  rights of Owner  and  Delta-T  under  this
Agreement  are in addition  to any and all other  rights that either of them may have as a matter of law.

7. This Section intentionally left blank.

8. Export Control:  Recipient hereby assures Delta-T that it does not intend to, and  that it will  not,  transmit,  directly  or  indirectly,  any  Confidential
Information,  any product produced directly by the use of such  information,  or any  product  produced by a plant  constructed  using such  information,  to any country other than the United States without Delta-T's prior written consent.

9. General Provisions:

     9.1  Assignment:  This  Agreement  may not be assigned by  Recipient to any other party.

     9.2 Choice of Law: This Agreement  shall be governed by and construed under the laws of the Commonwealth of Virginia, United States of America.

     9.3  Notices:  Any notice  required  or  permitted  to be given  under this
     Agreement shall be given in writing and shall be addressed:

         If to Delta-T, to:         Delta-T Corporation
                                    323 Alexander Lee Parkway
                                    Williamsburg, VA 23185  USA
                                    Attn: Vice President, Operations

         If to Recipient, to:       _____________________________

                                    _____________________________

                                    _____________________________

                                    Attn:________________________

     9.4  Survival of Terms:  Recipient's  obligations  under  Section 2 of this
     Agreement  shall  survive  as  provided  in  Section  4,  and  the  Parties obligations  under  Section  6  and  7  of  this  Agreement  shall  survive termination of this Agreement.

--------------------------------------------------------------------------------

     9.5 Severability: If for any reason a court of competent jurisdiction or an
     award  in   arbitration   finds  any   provision   of  this   Agreement  to
     unenforceable,  the Parties  agree that they shall amend this  Agreement to allow for  enforcement to the maximum extent  enforceable and the remainder of this Agreement shall continue in full force and effect.

     9.6  Language:  The language of this  Agreement  shall be English,  and all communications and notices required to permitted to be made hereunder,  and any  dispute  resolution  proceeding  related to a dispute  resolved  under
     Section 7 above, shall be conducted in English.

     9.7 Headings and Captions:  The headings and captions in this Agreement are for  convenience  only  and are not to be  considered  in  construing  this
     Agreement.  All  references  to any article,  section or paragraph  numbers shall be deemed to be  references  to an article,  section or  paragraph of this Agreement unless otherwise expressly stated.

     9.8 Complete Agreement:  This Agreement and sets forth the entire Agreement between  the  Parties  with  respect  to  the  subject  matter  hereof  and supersedes any prior Agreement related to thereto. No addition or amendment may be made to this Agreement except by a writing signed by both Parties.

     9.9 No  Waiver:  Failure  by any Party to  enforce  any  provision  of this
     Agreement with respect to any breach thereof,  shall not be deemed a waiver of any right to enforce any other breach of this Agreement.

In Witness Whereof, the Parties have executed this Agreement by their authorized representatives.

Owner: _______________________________

By: ___________________________________

Title: ________________________________

Recipient: ____________________________

By: ___________________________________

Title: ________________________________

--------------------------------------------------------------------------------

                                    EXHIBIT I
                               LIST OF COMPETITORS

The following list includes all parent, subsidiary and affiliated companies.
                                   COMPETITORS

4B Components                                      Magnin-Interis
East Peoria, Illinois                              Charmes, France

Abengoa BioEnergy                                  Katzen International, Inc.
Sevilla, Spain                                     Cincinnati, Ohio

Agrol Biotechnologies Ltd.                         Lurgi PSI Inc.
Guildford, Surrey Canada                           Memphis, TN

Ambitech Engineering Corporation                   Merrick & Company
Downers Grove, Illinois                            Aurora, Colorado

AMG Engineering                                    Praj Industries
Cincinnati, Ohio                                   Pune, India

Bio-Process Innovation                             Process Plus, LLC
West Lafayette, Indiana                            Cincinnati, Ohio

Bio-Renewable Group                                Raphael Katzen Associates International
Omaha, Nebraska                                    Cincinnati, Ohio

Broin & Associates, Inc.                           Ro-Tech Incorporated
Aberdeen, South Dakota                             Louisville, Kentucky

Burns & McDonnell                                  SNC-Lavalin Group
Kansas City, Missouri                              Toronto, Canada

Chematur Engineering & Weatherly Engineering       Southeastern Energy Development, Inc.
Atlanta, Georgia                                   Brooklyn, NY
                                                   (Alliance with Pure Vision Technology)

Dick Engineering Inc.                              Technip
Toronto, Ontario, Canada                           Cedex, France

MECS, Inc.                                         Vogelbusch USA, Inc.
St. Louis, Missouri                                Houston, TX
                                                   (and its parent Vogelbusch-Austria)

Fagen, Inc.                                        Wave Zeal Ltd.
Granite Falls, Nebraska                            Winnepeg, Manitoba CANADA

Harris Group Inc.
Seattle, WA

ICM, Inc.                                          Washington Group International
Colwich, KS                                        Boise, Idaho

--------------------------------------------------------------------------------

                                                   Any   individual,   group  or
                                                   company that performs, on the
                                                   date of the License or during
                                                   its   term   engineering   or
                                                   design services in the design
                                                   of      alcohol       process
                                                   technology.

5.22.06

--------------------------------------------------------------------------------

                                    EXHIBIT J
                               PRE-FINANCING WORK

If the option of preceding with Section 21 of the General Conditions is selected during the period  before  Financing  is  finalized,  DELTA-T  will  prepare the following documents:

o       Process design based on proprietary DELTA-T Technology*
o       Material and energy balances*
o       Piping and Instrumentation Diagrams (P&IDs)*
o       Plant and equipment of custom fabricated components
o       Piping and equipment installation specifications
o       Piping layout drawings, as necessary, to facilitate piping installation
o       Equipment and component procurement specifications and requisitions
o       Civil and structural design drawings and specifications for:
        o        Site grading, landscaping, erosion control, drainage and utilities*
        o        Roads and parking area*
        o        Buildings*
        o        Building footings and foundations
        o        Equipment foundations
        o        Site layout*
o       Electrical design to include:
        o        Power distribution diagrams*

* Initial documents to be prepared.

--------------------------------------------------------------------------------

Exhibit J                               APPLICATION AND CERTIFICATE FOR PAYMENT
------------------------------------------------------------------------------------------------------------------------------------

     To:                                                                           APPLICATION NO:
                  ---------------------------------------------------------                          -----------------------

   From:                                                                                PERIOD TO:
                  ---------------------------------------------------------                          -----------------------

Project:                                                                            CONTRACT DATE:
                  ---------------------------------------------------------                          -----------------------

------------------------------------------------------------------------------------------------------------------------------------
APPLICATION FOR PAYMENT                    Application is made for payment as shown below, per the contract Documents:

-----------------------------------------------------------------------------------
                               CHANGE ORDER SUMMARY                                  Original Contract Sum
-----------------------------------------------------------------------------------  Net Change by Change orders
------------------------------                                                       Services Outside Base Scope
Change Orders totals approved       ADDITIONS         DEDUCTIONS                     Reimbursable Expenses
 In previous months by owner                                                                Contract Sum to Date
-----------------------------------------------------------------------------------   Total Completed to Date
------------------------------                                                         Retainage
     Approved This Month                                                                                                                                     --------------
------------------------------                                                             Total Earned Less Retainage
        Number        Date                                                                  Less Previous Certificates for Payment
                                                                                                                                                                             ---

                                                                `                               CURRENT PAYMENT DUE
                                                                                                                                                                             ===

                   ---------------------------------- -----------------------------
------------------------------                      ---
           TOTALS
-----------------------------------------------------------------------------------
-----------------------------------------------------
            NET CHANGE BY CHANGE ORDERS                                              Balance to Finish, Plus
-----------------------------------------------------------------------------------

The  undersigned  Contractor  certifies  that to the  best  of the  Contractor's knowledge  ,information  and belief,  the work covered by this  Application  for payment has been completed in accordance with the Contract  Documents,  that all
amounts  have  been  paid  by  the   Contractor  for  work  for  which  previous
Certificates for Payment were issued and payments  received from the Owner, that
Contractor  has paid all wages for its  employees in full and in a timely manner and has reported and paid all applicable  government taxes and fees thereon, and that current payment shown herein is now due.

CONTRACTOR:                                                                          SIGNATURE:
                             ------------------------------------------------------                                                                -----------------------

NAME & TITLE:                                                                        DATE:
                             ------------------------------------------------------                                                                -----------------------

--------------------------------------------------------------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF PAYMENT AMOUNT
                                                                                     AMOUNT CERTIFIED:
                                                                                                                                                   -----------------------
In accordance with the Contract Documents, based on                                                  (Attach explanation if amount certified differs from
                                                                                                     the amount applied for.)
on-site observations and other data comprising the above

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application, the Owner (or authorized Owner's Representative)                        OWNER:
                                                                                                                                                   -----------------------
certifies that to the best of his knowledge, information and belief
the Work has progressed as indicated, the quality of the Work is                     NAME & TITLE:
                                                                                                                                                   -----------------------
in accordance with the Contract Documents, and the Contractor
is entitled to payment of the AMOUNT CERTIFIED.                                      SIGNATURE:
                                                                                                                                                   -----------------------

                                                                                     DATE:
                                                                                                                                                   -----------------------

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